UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-2686
                                   ------------


                           AXP TAX-EXEMPT SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


  50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:    11/30
                         --------------
Date of reporting period:   11/30
                         --------------

ANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]

RIVERSOURCE(SM)
INTERMEDIATE TAX-EXEMPT FUND

ANNUAL REPORT FOR THE
PERIOD ENDED NOV. 30, 2005

- RIVERSOURCE INTERMEDIATE
  TAX-EXEMPT FUND (FORMERLY AXP(R)
  INTERMEDIATE TAX-EXEMPT FUND)
  SEEKS TO PROVIDE SHAREHOLDERS WITH A
  HIGH LEVEL OF CURRENT INCOME EXEMPT
  FROM FEDERAL TAXES.

TABLE OF CONTENTS

Fund Snapshot                                    3
Performance Summary                              4
Questions & Answers
   with Portfolio Management                     5
The Fund's Long-term Performance                 8
Investments in Securities                       10
Financial Statements                            17
Notes to Financial Statements                   20
Report of Independent Registered
   Public Accounting Firm                       30
Federal Income Tax Information                  31
Fund Expenses Example                           34
Board Members and Officers                      36
Approval of Investment Management
   Services Agreement                           39
Proxy Voting                                    43

[DALBAR RATED FOR COMMUNICATION 2005 LOGO]

American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

--------------------------------------------------------------------------------
2 -- RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT

FUND SNAPSHOT AT NOV. 30, 2005

PORTFOLIO MANAGER

PORTFOLIO MANAGER        SINCE   YEARS IN INDUSTRY
David Kerwin, CFA*        8/04           20

*  The Fund is managed by a team of portfolio managers led by David Kerwin.

FUND OBJECTIVE

For investors seeking a high level of current income generally exempt from federal taxes.

Inception dates by class

A: 11/13/96   B: 11/13/96   C: 6/26/00   Y: 11/13/96

Ticker symbols by class

A: INFAX      B: INFBX      C:--         Y:--

Total net assets                    $125.0 million
Number of holdings                              87
Effective maturity(1)                    7.9 years
Effective duration(2)                    5.3 years
Weighted average bond rating(3)                AA+

(1) EFFECTIVE MATURITY measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

STYLE MATRIX

                       QUALITY
DURATION       HIGH     MEDIUM     LOW
SHORT           X         X
INT.            X         X
LONG

SHADING WITHIN THE STYLE MATRIX INDICATES AREAS IN WHICH THE FUND GENERALLY INVESTS.

CREDIT QUALITY SUMMARY

PERCENTAGE OF BOND PORTFOLIO ASSETS

AAA bonds                                65.6%
AA bonds                                 14.2
A bonds                                  12.5
BBB bonds                                 5.3
Non-investment grade bonds                2.4

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate. 2.3% of the portfolio rating above was determined through internal analysis.

TOP TEN STATES

PERCENTAGE OF PORTFOLIO ASSETS

California                               12.7%
Texas                                    11.6
New York                                 10.5
Washington                                5.9
Ohio                                      5.6
North Carolina                            5.3
Michigan                                  5.0
Louisiana                                 4.4
Illinois                                  3.7
Arizona                                   3.7

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

There are risks associated with an investment in a bond fund, including the impact of interest rates, credit and inflation. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distribution.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
             RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT -- 3

PERFORMANCE SUMMARY

[CHART]

                             PERFORMANCE COMPARISON
                        FOR THE YEAR ENDED NOV. 30, 2005

RiverSource Intermediate Tax-Exempt Fund
Class A (excluding sales charge)               +1.73%

Lehman Brothers 3-15 Year Blend
Municipal Bond Index (unmanaged)               +2.57%

Lipper Intermediate Municipal Debt Funds
Index                                          +2.31%

(see "The Fund's Long-term Performance" for Index descriptions)

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                        CLASS A               CLASS B                   CLASS C              CLASS Y
(INCEPTION DATES)      (11/13/96)            (11/13/96)                (6/26/00)            (11/13/96)
                     NAV(1)   POP(2)    NAV(1)   AFTER CDSC(3)    NAV(1)   AFTER CDSC(4)      NAV(5)
AT NOV. 30, 2005
1 year                +1.73%   -3.10%    +0.78%          -4.12%    +0.79%          -0.19%        +1.94%
3 years               +3.39%   +1.73%    +2.55%          +1.27%    +2.56%          +2.56%        +3.61%
5 years               +4.44%   +3.43%    +3.65%          +3.30%    +3.66%          +3.66%        +4.61%
Since inception       +4.22%   +3.66%    +3.41%          +3.41%    +3.74%          +3.74%        +4.36%

AT DEC. 31, 2005
1 year                +1.35%   -3.46%    +0.41%          -4.47%    +0.42%          -0.56%        +1.54%
3 years               +2.66%   +1.01%    +1.89%          +0.62%    +1.90%          +1.90%        +2.86%
5 years               +4.25%   +3.25%    +3.43%          +3.08%    +3.44%          +3.44%        +4.39%
Since inception       +4.25%   +3.69%    +3.44%          +3.44%    +3.78%          +3.78%        +4.39%

(1) EXCLUDING SALES CHARGE.
(2) RETURNS AT PUBLIC OFFERING PRICE (POP) REFLECT A SALES CHARGE OF 4.75%.
(3) RETURNS AT MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC). CDSC APPLIES AS
    FOLLOWS: FIRST YEAR 5%; SECOND AND THIRD YEAR 4%; FOURTH YEAR 3%; FIFTH YEAR 2%; SIXTH YEAR 1%; NO SALES CHARGE THEREAFTER.
(4) 1% CDSC APPLIES TO REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE.
(5) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO INSTITUTIONAL INVESTORS ONLY.

--------------------------------------------------------------------------------
4 -- RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

                            WITH PORTFOLIO MANAGEMENT

BELOW, PORTFOLIO MANAGER DAVID KERWIN DISCUSSES THE FUND'S POSITIONING AND RESULTS FOR THE FISCAL YEAR.

Q: How did RiverSource Intermediate Tax-Exempt Fund perform for the fiscal year?

A: RiverSource Intermediate Tax-Exempt Fund's Class A shares (excluding sales charge) gained 1.73% for the 12 months ended Nov. 30, 2005. The Fund underperformed the Lehman Brothers 3-15 Year Blend Municipal Bond Index (Lehman 3-15 Year Index), which rose 2.57% for the period. The Fund also underperformed the Lipper Intermediate Municipal Debt Funds Index, representing the Fund's peer group, which advanced 2.31% for the same time frame.

Q: What factors most significantly affected performance during the annual period?

A: The Fund underperformed primarily due to its yield curve positioning. During the period, the municipal yield curve flattened, as the difference in yields between short- and long-term securities narrowed. The Fund's modest exposure to the shorter-term segment of the intermediate municipal yield curve (i.e., five years or less) helped returns, but it was not enough to offset the negative effect of the Fund's moderate exposure to the longer end of the intermediate yield curve (i.e., 15 to 20 years). Indeed, during this period, the longer the maturity of the municipal bond, the better the performance.

    The Fund's security selection within uninsured California general obligation tax-exempt bonds helped results. However, this was not enough to offset the negative effect of the Fund's sizable allocation to these securities, as intermediate-maturity bonds within this sector, where the Fund was concentrated, underperformed those with longer maturities.

    Another detracting factor from the Fund's performance was its modest exposure to bonds that were advance refunded, as the Lehman 3-15 Year Index had a comparatively greater exposure to bonds that were advance refunded during the period. Advance refunding is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are safely invested, usually in

SEC YIELDS

At Nov. 30, 2005 by class

A: 2.98%     B: 2.37%     C: 2.38%     Y: 3.09%

At Dec. 30, 2005* by class

A: 2.96%     B: 2.35%     C: 2.35%     Y: 3.15%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 4 for additional performance information.

* The last business day of the period.

--------------------------------------------------------------------------------
             RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT -- 5

QUESTIONS & ANSWERS

- THE FUND'S SIGNIFICANT EXPOSURE TO BONDS RATED BBB AND BELOW BOOSTED THE FUND'S RETURNS, AS THESE BONDS OVERALL OUTPERFORMED HIGHER QUALITY BONDS DURING THE 12-MONTH PERIOD.

U.S. Treasury securities, which, in turn, are held in escrow collateralizing the first bond. Given that the advance refunded bonds become, essentially, fully tax-exempt U.S. Treasury securities and no longer represent the credit risk profile of the original borrower, they often increase in value -- sometimes significantly.

The Fund's significant exposure to bonds rated BBB and below boosted the Fund's returns, as these bonds overall outperformed higher quality bonds during the 12-month period. The Fund also benefited from a significant allocation to health care municipal bonds, a sector that performed well during the fiscal year.

Two other points should be noted this fiscal year. First, issuance from those Gulf Coast states hit hardest by Hurricanes Katrina and Rita account for only a small percentage of the overall municipal bond market, and most of the bonds that are issued from these states are guaranteed as to the timely payment of principal and interest by municipal insurance policies. Thus, the hurricanes, though having a devastating impact on the area, had only a minimal effect on the broad municipal bond market during the period. The Fund's only direct exposure to the region was fully covered by bond insurance, and we have seen no significant price deterioration on these bonds since the hurricanes. Thus, the effect of the hurricanes on the Fund's results was negligible, if any.

Q:  What changes did you make to the Fund and how is it currently positioned?

A: We established a position in and then added exposure to non-enhanced municipal tobacco bonds. We reduced the Fund's allocation to below investment grade securities and increased the Fund's exposure to bonds rated BBB and A that offer enhanced liquidity and reduced risk, thereby upgrading the quality of what we call the Fund's "credit basket."

    We reduced the Fund's exposure to both uninsured California and New York City general obligations. We still maintained sizable positions in both of these sectors, however, as we believe there may be continuing opportunities for advance refundings.

--------------------------------------------------------------------------------
6 -- RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

- WE INTEND TO POSITION THE FUND FOR ONGOING U.S. ECONOMIC RECOVERY AND STILL HIGHER INTEREST RATES, AS THESE THEMES ARE LIKELY TO CONTINUE TO WEIGH ON THE FIXED INCOME MARKETS THROUGH EARLY 2006.

    We opportunistically and tactically shifted the Fund's exposure within the intermediate segment of the municipal yield curve throughout the fiscal year based on our view of changing market conditions. We also maintained our strategy of laddering bond maturities, coupons and call dates in the portfolio within the intermediate segment of the yield curve. We believe this staggered approach should help reduce the volatility and risks associated with interest rate movements and produce more consistent returns for the Fund over the long term.

Q:  How do you intend to manage the Fund in the coming months?

A: Going forward, we believe the after-effects of Hurricanes Katrina and Rita may affect the municipal market in two ways. First, due to the rebuilding effort that will take place along the Gulf Coast, there will likely be increased borrowing by the states and municipalities in the region. However, we will probably not see increased issuance by these locales until the first quarter of 2006, once it becomes clearer how much or how little federal aid will be given to the area.

    Second, we may see legislation proposed that would allow municipalities to do a second advance refunding of debt. Under current regulations, bonds cannot be refunded a second time. In our view, such legislation would have a positive effect on the municipal bond market overall. Thus, we will monitor both of these factors, carefully seeking opportunities to invest.

    We intend to position the Fund for ongoing U.S. economic recovery and still higher interest rates, as these themes are likely to continue to weigh on the fixed income markets through early 2006. We believe the Federal Reserve Board (the Fed) will ultimately continue its gradualist approach, raising the targeted federal funds rate to a 4.50% or 4.75% rate. Typically, rising rates are negative for the bond market. However, municipal bonds have historically weathered this environment better than taxable bonds.

    Consistent with the Fund's investment objective, we will maintain our emphasis on generating a high level of current income exempt from federal income taxes.

--------------------------------------------------------------------------------
             RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT -- 7

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Intermediate Tax-Exempt Fund Class A shares (from 12/1/96 to 11/30/05) as compared to the performance of two widely cited performance indices, the Lehman Brothers 3-15 Year Blend Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds. ALSO SEE "PAST PERFORMANCE" IN THE FUND'S CURRENT PROSPECTUS.

DISTRIBUTION SUMMARY

THE TABLE BELOW DETAILS THE FUND'S INCOME AND CAPITAL GAIN DISTRIBUTIONS FOR THE FISCAL YEARS SHOWN. MORE INFORMATION ON THE OTHER CLASSES CAN BE FOUND IN THE FINANCIAL HIGHLIGHTS SECTION OF THIS REPORT'S NOTES TO FINANCIAL STATEMENTS.

                                                  CLASS A
                              ------------------------------------------------
                                        SHORT-TERM       LONG-TERM
                              INCOME   CAPITAL GAINS   CAPITAL GAINS    TOTAL
Fiscal year ended

Nov. 30, 2005                 $0.16        $--             $0.03        $0.19
Nov. 30, 2004                  0.16         --              0.02         0.18
Nov. 30, 2003                  0.15         --              0.01         0.16
Nov. 30, 2002                  0.17         --              0.01         0.18
Nov. 30, 2001                  0.18         --                --         0.18

--------------------------------------------------------------------------------
8 -- RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT

[CHART]

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND

                RIVERSOURCE INTERMEDIATE
                TAX-EXEMPT FUND CLASS A    LEHMAN BROTHERS 3-15 YEAR       LIPPER INTERMEDIATE MUNICIPAL
                (INCLUDES SALES CHARGE)    BLEND MUNICIPAL BOND INDEX(1)   DEBT FUNDS INDEX(2)
12/1/96         $  9525                    $10,000                         $10,000
  11/97         $10,044                    $10,656                         $10,577
  11/98         $10,538                    $11,446                         $11,278
  11/99         $10,690                    $11,483                         $11,209
  11/00         $11,141                    $12,304                         $11,888
  11/01         $11,876                    $13,328                         $12,805
  11/02         $12,524                    $14,204                         $13,503
  11/03         $13,258                    $15,129                         $14,286
  11/04         $13,608                    $15,655                         $14,636
  11/05         $13,843                    $16,057                         $14,975

COMPARATIVE RESULTS
RESULTS AT NOV. 30, 2005

                                                                                                       SINCE
                                                                   1 YEAR     3 YEARS    5 YEARS    INCEPTION(3)
RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND (INCLUDES SALES CHARGE)
Class A  Cumulative value of $10,000                               $ 9,690    $10,528    $11,837      $13,843
         Average annual total return                                 -3.10%     +1.73%     +3.43%       +3.66%

LEHMAN BROTHERS 3-15 YEAR BLEND MUNICIPAL BOND INDEX(1)
         Cumulative value of $10,000                               $10,257    $11,304    $13,051      $16,057
         Average annual total return                                 +2.57%     +4.17%     +5.47%       +5.40%

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX(2)
         Cumulative value of $10,000                               $10,231    $11,090    $12,600      $14,975
         Average annual total return                                 +2.31%     +3.51%     +4.73%       +4.59%

RESULTS FOR OTHER SHARE CLASSES CAN BE FOUND ON PAGE 4.

(1) The Lehman Brothers 3-15 Year Blend Municipal Bond Index, an unmanaged index, is a market value-weighted index of investment grade fixed-rate municipal bonds with maturities of 2-17 years. The index is frequently used as a general performance measure of tax-exempt bonds with intermediate maturities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.
(2) The Lipper Intermediate Municipal Debt Funds Index includes the 30 largest intermediate municipal debt funds tracked by Lipper Inc. The index's returns include net reinvested dividends.
(3) Fund data is from Nov. 13, 1996. Lehman Brothers 3-15 Year Blend Municipal Bond Index and Lipper peer group data is from Dec. 1, 1996.

--------------------------------------------------------------------------------
             RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT -- 9

INVESTMENTS IN SECURITIES

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND
NOV. 30, 2005
(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

MUNICIPAL BONDS (96.3%)

NAME OF
ISSUER AND
TITLE OF                                                       COUPON         PRINCIPAL
ISSUE(B,C)                                                      RATE            AMOUNT          VALUE(a)
ALABAMA (1.7%)
Alabama Public School & College Authority
  Revenue Bonds
  Capital Improvement
  Series 1999D (FSA)
   08-01-18                                                     5.50%          $2,000,000       $2,144,600
----------------------------------------------------------------------------------------------------------

ARIZONA (3.5%)
Arizona School Facilities Board
  Revenue Bonds
  State School Improvement
  Series 2002
   07-01-10                                                     5.50            2,000,000        2,167,600
Arizona School Facilities Board
  Revenue Bonds
  State School Trust
  Series 2004A (AMBAC)
   07-01-18                                                     5.75            2,000,000        2,261,120
                                                                                                ----------
Total                                                                                            4,428,720
----------------------------------------------------------------------------------------------------------

CALIFORNIA (12.3%)
Alameda Corridor Transportation Authority
  Revenue Bonds
  Senior Lien
  Series 1999A (MBIA)
   10-01-18                                                     5.13            2,000,000        2,128,300
California Statewide Communities Development Authority
  Revenue Bonds
  Daughters of Charity Health
  Series 2005G
   07-01-13                                                     5.25            1,000,000        1,058,160
California Statewide Communities Development Authority
  Revenue Bonds
  Kaiser Permanente
  Series 2004E
   04-01-32                                                     3.88              500,000          500,275
Golden State Tobacco Securitization Corporation
  Enhanced Asset-backed Revenue Bonds
  Series 2005A
   06-01-19                                                     5.00              250,000          258,065
San Diego Unified School District
  Unlimited General Obligation Bonds
  Capital Appreciation
  Zero Coupon
  Series 1999A (FGIC)
   07-01-12                                                     3.70%          $2,000,000(e)    $1,543,640
State of California
  Unlimited General Obligation Bonds
  Series 2000
   05-01-19                                                     5.63            1,665,000        1,811,137
State of California
  Unlimited General Obligation Bonds
  Series 2000 (MBIA)
   09-01-13                                                     5.25            1,500,000        1,623,165
State of California
  Unlimited General Obligation Bonds
  Series 2004A
   01-01-11                                                     5.25            2,000,000        2,155,540
   07-01-14                                                     5.25            2,000,000        2,193,539
State of California
  Unlimited General Obligation Bonds
  Various Purpose
  Series 2003
   11-01-16                                                     5.25            2,000,000        2,151,100
                                                                                                ----------
Total                                                                                           15,422,921
----------------------------------------------------------------------------------------------------------

COLORADO (1.4%)
Colorado Health Facilities Authority
  Revenue Bonds
  Evangelical Lutheran
  Series 2005
   06-01-23                                                     5.25              500,000          520,460
Denver City & County
  Unlimited General Obligation Bonds
  Various Purpose
  Series 1999B
   08-01-07                                                     5.63            1,000,000        1,037,110

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10  -- RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON         PRINCIPAL
ISSUE(B,C)                                                      RATE            AMOUNT           VALUE(a)
COLORADO (CONT.)
Denver City & County School District #1
  Unrefunded Unlimited General Obligation Bonds
  Series 1999 (FGIC)
   12-01-15                                                     5.38%          $  210,000       $  225,637
                                                                                                ----------
Total                                                                                            1,783,207
----------------------------------------------------------------------------------------------------------

FLORIDA (3.0%)
Bonita Springs-Vasari Community Development District
  Revenue Bonds
  Capital Improvement
  Series 2001B
   05-01-09                                                     6.20              315,000          318,427
Grand Haven Community Development District
  Special Assessment Bonds
  Series 2002
   11-01-07                                                     6.13               60,000           60,314
Harbor Bay Community Development District
  Special Assessment Bonds
  Series 2001B
   05-01-10                                                     6.35              260,000          266,432
Highlands County Health Facilities Authority
  Refunding Revenue Bonds
  Hospital - Adventist Health
  Series 2005A
   11-15-22                                                     5.00            1,000,000        1,028,390
Renaissance Communications Development District
  Special Assessment Bonds
  Series 2002B
   05-01-08                                                     6.25              125,000          126,461
Sterling Hill Community Development District
  Special Assessment Bonds
  Series 2003B
   11-01-10                                                     5.50              875,000          881,361
Village Center Community Development District
  Recreational Revenue Bonds
  Series 2003B
   01-01-18                                                     6.35            1,000,000        1,057,600
Waterchase Community Development District
  Revenue Bonds
  Series 2001B
   05-01-08                                                     5.90               50,000           50,178
                                                                                                ----------
Total                                                                                            3,789,163
----------------------------------------------------------------------------------------------------------

GEORGIA (1.7%)
State of Georgia
  Unlimited General Obligation Bonds
  Series 2002D
   08-01-10                                                     5.25%          $2,000,000       $2,156,200
----------------------------------------------------------------------------------------------------------

ILLINOIS (3.5%)
City of Chicago
  Revenue Bonds
  Capital Appreciation
  Zero Coupon
  Series 1997 (FGIC)
   11-01-15                                                     4.36            2,000,000(e)     1,295,780
County of Cook
  Prerefunded Unlimited General Obligation Bonds
  Capital Improvement
  Series 1999A (FGIC)
   11-15-17                                                     5.25            2,000,000        2,154,520
Lake County Community High School District #117
  Unlimited General Obligation Bonds
  Capital Appreciation
  Zero Coupon
  Series 2000B (FGIC)
   12-01-08                                                     5.13            1,000,000(e)       899,370
                                                                                                ----------
Total                                                                                            4,349,670
----------------------------------------------------------------------------------------------------------

INDIANA (1.7%)
Indiana Municipal Power Agency
  Revenue Bonds
  Series 2003B (MBIA)
   01-01-11                                                     5.00            2,000,000        2,126,800
----------------------------------------------------------------------------------------------------------

LOUISIANA (4.3%)
Lafayette Public Power Authority
  Refunding Revenue Bonds
  Series 2003A (AMBAC)
   11-01-12                                                     5.00            1,000,000        1,066,000
State of Louisiana
  Prerefunded Unlimited General Obligation Bonds
  Series 2004A (AMBAC)
   10-15-16                                                     5.00              750,000          814,200
State of Louisiana
  Revenue Bonds
  Series 2002A (AMBAC)
   06-01-17                                                     5.38            2,750,000        2,938,293

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
            RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT -- 11

NAME OF
ISSUER AND
TITLE OF                                                       COUPON         PRINCIPAL
ISSUE(b),(c)                                                    RATE            AMOUNT          VALUE(a)
LOUISIANA (CONT.)
State of Louisiana
  Unlimited General Obligation Bonds
  Series 2004A (AMBAC)
   10-15-18                                                     5.00%          $  500,000       $  527,800
                                                                                                ----------
Total                                                                                            5,346,293
----------------------------------------------------------------------------------------------------------

MARYLAND (0.8%)
State of Maryland
  Unlimited General Obligation Bonds
  State & Local Facilities Loan
  2nd Series 2001
   07-15-08                                                     5.25            1,000,000        1,049,130
----------------------------------------------------------------------------------------------------------

MASSACHUSETTS (3.1%)
Commonwealth of Massachusetts
  Limited General Obligation Bonds
  Series 2002C (FGIC)
   11-01-14                                                     5.50            2,000,000        2,229,180
Massachusetts School Building Authority
  Revenue Bonds
  Series 2005A (FSA)
   08-15-22                                                     5.00              500,000          526,665
Woods Hole Martha's Vineyard &
 Nantucket Steamship Authority
  Revenue Bonds
  Series 2004B
   03-01-20                                                     5.00            1,000,000        1,059,100
                                                                                                ----------
Total                                                                                            3,814,945
----------------------------------------------------------------------------------------------------------

MICHIGAN (4.8%)
Dickinson County Economic Development Corporation
  Refunding Revenue Bonds
  International Paper Company Projects
  Series 2004A
   11-01-18                                                     4.80            1,000,000          981,100
Michigan Municipal Bond Authority
  Revenue Bonds
  Clean Water Revolving Fund
  Series 2001
   10-01-20                                                     5.00            1,000,000        1,051,430
Michigan Municipal Bond Authority
  Revenue Bonds
  Drinking Water State Revolving Fund
  Series 2004
   10-01-21                                                     5.00            1,250,000        1,319,238

Michigan Public Power Agency
  Refunding Revenue Bonds
  Belle River Project
  Series 2002A (MBIA)
   01-01-10                                                     5.25%          $2,000,000       $2,130,140
   01-01-13                                                     5.25              500,000          545,225
                                                                                                ----------
Total                                                                                            6,027,133
----------------------------------------------------------------------------------------------------------

MINNESOTA (3.5%)
Osseo Independent School District #279
  Unlimited General Obligation Bonds
  School Building
  Series 2000A
  (School District Credit Enhancement Program)
   02-01-14                                                     5.75            2,000,000        2,176,620
State of Minnesota
  Unlimited General Obligation Bonds
  Series 2000
   06-01-17                                                     5.50            2,000,000        2,142,500
                                                                                                ----------
Total                                                                                            4,319,120
----------------------------------------------------------------------------------------------------------

MISSOURI (2.1%)
Springfield School District #R12
  Unlimited General Obligation Refunding Bonds
  Missouri Direct Deposit Program
  Series 2002B (FSA)
   03-01-10                                                     5.00            2,500,000        2,649,450
----------------------------------------------------------------------------------------------------------
NEVADA (1.6%)
Clark County School District
  Limited General Obligation Refunding Bonds
  Series 2000B (FGIC)
   06-15-08                                                     5.50            1,000,000        1,051,440
Director of the State of Nevada Department of
 Business & Industry
  Revenue Bonds
  Capital Appreciation
  Las Vegas Monorail
  Zero Coupon
  Series 2000 (AMBAC)
   01-01-07                                                     5.01            1,000,000(e)       964,290
                                                                                                ----------
Total                                                                                            2,015,730
----------------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON         PRINCIPAL
ISSUE(B,C)                                                      RATE            AMOUNT          VALUE(a)
NEW JERSEY (2.0%)
New Jersey Economic Development Authority
  Revenue Bonds
  Cigarette Tax
  Series 2004 (FGIC)
   06-15-11                                                     5.00%          $1,000,000       $1,058,290
New Jersey Transportation Trust Fund Authority
  Revenue Bonds
  Transportation System
  Series 2005D (FSA)
   06-15-20                                                     5.00            1,000,000        1,054,240
Tobacco Settlement Financing Corporation
  Revenue Bonds
  Series 2003
   06-01-10                                                     4.25              200,000          198,298
   06-01-11                                                     4.50              180,000          178,823
                                                                                                ----------
Total                                                                                            2,489,651
----------------------------------------------------------------------------------------------------------

NEW YORK (10.2%)
City of New York
  Unlimited General Obligation Bonds
  Series 2003J
   06-01-19                                                     5.50            2,000,000        2,158,920
City of New York
  Unlimited General Obligation Bonds
  Series 2004C-1
   08-15-21                                                     5.00            2,000,000        2,077,000
Metropolitan Transportation Authority
  Revenue Bonds
  Series 2002B (MBIA)
   07-01-13                                                     5.50            2,250,000        2,499,570
Metropolitan Transportation Authority
  Revenue Bonds
  Series 2005F
   11-15-12                                                     5.00              750,000(f)       803,048
New York City Industrial Development Agency
  Revenue Bonds
  Terminal One Group
  Association Project Series 2005 A.M.T.
   01-01-21                                                     5.50              500,000(f)       527,675
New York State Energy Research & Development Authority
  Revenue Bonds
  New York State Electric & Gas
  Series 1985 (MBIA)
   03-15-15                                                     4.10            1,160,000        1,159,942
New York State Energy Research & Development Authority
  Revenue Bonds
  New York State Electric & Gas
  Series 1985B (MBIA)
   10-15-15                                                     4.00%          $1,000,000         $991,910
New York State Urban Development Corporation
  Revenue Bonds
  Series 2002C
   01-01-11                                                     5.00            2,375,000        2,517,666
                                                                                                ----------
Total                                                                                           12,735,731
----------------------------------------------------------------------------------------------------------

NORTH CAROLINA (5.1%)
North Carolina Eastern Municipal Power Agency
  Refunding Revenue Bonds
  Series 1993B
   01-01-06                                                     6.00            1,000,000        1,001,988
North Carolina Eastern Municipal Power Agency
  Refunding Revenue Bonds
  Series 2003A
   01-01-10                                                     5.50            1,000,000        1,063,550
North Carolina Municipal Power Agency #1 Catawba
  Revenue Bonds
  Series 2003A
   01-01-12                                                     5.50            1,000,000        1,079,010
North Carolina Municipal Power Agency #1 Catawba
  Revenue Bonds
  Series 2003A (FGIC)
   01-01-12                                                     5.50            1,000,000        1,099,920
State of North Carolina
  Prerefunded Unlimited General Obligation Bonds
  Public Improvement
  Series 1999A
   03-01-15                                                     5.25            2,000,000        2,148,320
                                                                                                ----------
Total                                                                                            6,392,788
----------------------------------------------------------------------------------------------------------

OHIO (5.4%)
City of Cincinnati
  Unlimited General Obligation Bonds
  Series 2000
   12-01-16                                                     5.25            1,650,000        1,770,186
County of Coshocton
  Refunding Revenue Bonds
  Smurfit-Stone Container
  Series 2005
   08-01-13                                                     5.13              150,000          142,269

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
            RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT -- 13

NAME OF
ISSUER AND
TITLE OF                                                       COUPON         PRINCIPAL
ISSUE(b),(c)                                                    RATE            AMOUNT          VALUE(a)
OHIO (CONT.)
County of Cuyahoga
  Refunding Revenue Bonds
  Series 2003A
   01-01-11                                                     5.50%          $2,000,000       $2,129,820
   01-01-17                                                     6.00            1,500,000        1,691,145
Ohio State Turnpike Commission
  Refunding Revenue Bonds
  Series 2001B (FSA)
   02-15-08                                                     5.00            1,000,000        1,035,440
                                                                                                ----------
Total                                                                                            6,768,860
----------------------------------------------------------------------------------------------------------

PUERTO RICO (0.9%)(d)
Puerto Rico Public Finance Corporation
  Revenue Bonds
  Commonwealth Appropriation
  Series 2004A (MBIA)
   08-01-29                                                     5.25            1,000,000        1,077,730
----------------------------------------------------------------------------------------------------------

SOUTH CAROLINA (1.7%)
Columbia
  Certificate of Participation
  Tourism Development Fee Pledge
  Series 2003 (AMBAC)
   06-01-12                                                     5.00            1,735,000        1,874,442
Tobacco Settlement Revenue Management Authority
  Revenue Bonds
  Series 2001B
   05-15-22                                                     6.00              250,000          258,850
                                                                                                ----------
Total                                                                                            2,133,292
----------------------------------------------------------------------------------------------------------

TENNESSEE (1.7%)
City of Memphis
  Prerefunded Unlimited General Obligation Bonds
  General Improvement
  Series 2000
   04-01-18                                                     5.25            2,000,000        2,104,480
----------------------------------------------------------------------------------------------------------

TEXAS (11.2%)
Brazosport Independent School District
  Unlimited General Obligation Bonds
  Series 2003C
  (Permanent School Fund Guarantee)
   02-15-19                                                     5.00            2,000,000        2,102,140
City of San Antonio
  Refunding Revenue Bonds
  Series 2003
   02-01-13                                                     5.25            2,000,000        2,178,800
San Marcos Consolidated Independent School District
Unlimited General Obligation Bonds
  Series 2004
  (Permanent School Fund Guarantee)
   08-01-21                                                     5.25%          $2,000,000       $2,150,960
Spring Independent School District
  Unlimited General Obligation Refunding Bonds
  Series 1998
  (Permanent School Fund Guarantee)
   02-15-19                                                     5.25            1,000,000        1,036,170
Texas State Public Finance Authority
  Refunding Revenue Bonds
  Capital Appreciation
  Zero Coupon
  Series 1990 (MBIA)
   02-01-09                                                     3.28            5,000,000(e)     4,453,749
Texas State University Systems
  Refunding Revenue Bonds
  Series 2002 (FSA)
   03-15-16                                                     5.25            2,000,000        2,138,600
                                                                                                ----------
Total                                                                                           14,060,419
----------------------------------------------------------------------------------------------------------

UTAH (1.4%)
Utah Municipal Finance Cooperative
  Tax Allocation Bonds
  Capital Appreciation
  Salt Lake
  Zero Coupon
  Series 1990 (FSA)
   03-01-09                                                     2.76            2,000,000(e)     1,767,060
----------------------------------------------------------------------------------------------------------
VIRGINIA (1.9%)
Richmond Metropolitan Authority
  Refunding Revenue Bonds
  Series 2002 (FGIC)
   07-15-15                                                     5.25            2,125,000        2,351,228
----------------------------------------------------------------------------------------------------------
WASHINGTON (5.7%)
County of King
  Limited General Obligation Refunding Bonds
  Series 2002
   12-01-13                                                     5.50            1,805,000        2,000,283
Energy Northwest
  Refunding Revenue Bonds
  Columbia Generating
  Series 2003A (XLCA)
   07-01-10                                                     5.50            2,000,000        2,154,460

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON          PRINCIPAL
ISSUE(B,C)                                                      RATE            AMOUNT          VALUE(a)
WASHINGTON (CONT.)
Energy Northwest
  Refunding Revenue Bonds
  Project #3
  Series 2003A (MBIA)
   07-01-12                                                     5.50%          $2,000,000       $2,202,140
State of Washington
  Unlimited General Obligation Bonds
  Series 2005D (FSA)
   01-01-15                                                     5.00              750,000          807,165
                                                                                                ----------
Total                                                                                            7,164,048
----------------------------------------------------------------------------------------------------------

TOTAL MUNICIPAL BONDS
(Cost: $119,554,577)                                                                          $120,468,369
----------------------------------------------------------------------------------------------------------

MUNICIPAL NOTES (0.5%)

                                                                                AMOUNT
                                                              EFFECTIVE       PAYABLE AT
ISSUE(B,C,G)                                                    YIELD          MATURITY         VALUE(a)
COLORADO (0.4%)
Colorado Educational & Cultural Facilities Authority
  Revenue Bonds
  National Jewish Federal Program
  V.R.D.N. Series 2005A-8
  (Bank of America)
   09-01-35                                                     3.00%            $500,000     $    500,000
----------------------------------------------------------------------------------------------------------

ILLINOIS (0.1%)
Illinois Health Facilities Authority
  Revenue Bonds
  University Chicago Hospitals Project
  V.R.D.N. Series 1994C
  (JPMorgan Chase Bank) MBIA
   08-15-26                                                     3.01              100,000          100,000
----------------------------------------------------------------------------------------------------------

TOTAL MUNICIPAL NOTES
(Cost: $600,000)                                                                              $    600,000
----------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $120,154,577)(h)                                                                       $121,068,369
==========================================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

      ACA      -- ACA Financial Guaranty Corporation
      AMBAC    -- Ambac Assurance Corporation
      BIG      -- Bond Investors Guarantee
      CGIC     -- Capital Guaranty Insurance Company
      FGIC     -- Financial Guaranty Insurance Company
      FHA      -- Federal Housing Authority
      FNMA     -- Federal National Mortgage Association
      FHLMC    -- Federal Home Loan Mortgage Corporation
      FSA      -- Financial Security Assurance
      GNMA     -- Government National Mortgage Association
      MBIA     -- MBIA Insurance Corporation
      XLCA     -- XL Capital Assurance

(c)   The following abbreviations may be used in the portfolio descriptions:

      A.M.T.   -- Alternative Minimum Tax -- At Nov. 30, 2005, the value of securities subject to alternative minimum tax represented 0.4% of net assets.
      B.A.N.   -- Bond Anticipation Note
      C.P.     -- Commercial Paper
      R.A.N.   -- Revenue Anticipation Note
      T.A.N.   -- Tax Anticipation Note
      T.R.A.N. -- Tax & Revenue Anticipation Note
      V.R.     -- Variable Rate
      V.R.D.B. -- Variable Rate Demand Bond
      V.R.D.N. -- Variable Rate Demand Note

--------------------------------------------------------------------------------
            RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT -- 15

(d) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 0.9% of net assets at Nov. 30, 2005.

(e) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(f) At Nov. 30, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $1,320,153.

(g) The Fund is entitled to receive principal and interest from the party within parentheses after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on Nov. 30, 2005.

(h) At Nov. 30, 2005, the cost of securities for federal income tax purposes was $120,154,577 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $ 1,493,081
      Unrealized depreciation                                        (579,289)
      ------------------------------------------------------------------------
      Net unrealized appreciation                                 $   913,792
      ------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

--------------------------------------------------------------------------------
16 -- RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND

NOV. 30, 2005
 ASSETS
Investments in securities, at value (Note 1)
   (identified cost $120,154,577)                                                            $121,068,369
Cash in bank on demand deposit                                                                     52,906
Capital shares receivable                                                                           1,534
Accrued interest receivable                                                                     1,731,936
Receivable for investment securities sold                                                       3,625,088
---------------------------------------------------------------------------------------------------------
Total assets                                                                                  126,479,833
---------------------------------------------------------------------------------------------------------

 LIABILITIES
Dividends payable to shareholders                                                                  10,478
Capital shares payable                                                                             27,868
Payable for investment securities purchased                                                     1,320,153
Accrued investment management services fee                                                          1,545
Accrued distribution fee                                                                           29,003
Accrued transfer agency fee                                                                           235
Accrued administrative services fee                                                                   240
Other accrued expenses                                                                             56,993
---------------------------------------------------------------------------------------------------------
Total liabilities                                                                               1,446,515
---------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                           $125,033,318
=========================================================================================================

 REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                     $    236,497
Additional paid-in capital                                                                    123,231,822
Excess of distributions over net investment income                                                   (148)
Accumulated net realized gain (loss)                                                              651,355
Unrealized appreciation (depreciation) on investments                                             913,792
---------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                     $125,033,318
=========================================================================================================

Net assets applicable to outstanding shares:              Class A                            $102,085,224
                                                          Class B                            $ 16,816,090
                                                          Class C                            $  6,130,727
                                                          Class Y                            $      1,277
Net asset value per share of outstanding capital stock:   Class A shares        19,306,431   $       5.29
                                                          Class B shares         3,182,725   $       5.28
                                                          Class C shares         1,160,263   $       5.28
                                                          Class Y shares               243   $       5.26
---------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
            RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT -- 17

STATEMENT OF OPERATIONS

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND

YEAR ENDED NOV. 30, 2005
 INVESTMENT INCOME
Income:
Interest                                                                                     $ 5,596,050
--------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                               644,499
Distribution fee
   Class A                                                                                       288,204
   Class B                                                                                       202,747
   Class C                                                                                        76,645
Transfer agency fee                                                                               92,544
Incremental transfer agency fee
   Class A                                                                                         6,730
   Class B                                                                                         2,850
   Class C                                                                                         1,246
Service fee -- Class Y                                                                                 1
Administrative services fees and expenses                                                         64,053
Compensation of board members                                                                     10,001
Custodian fees                                                                                    18,075
Printing and postage                                                                              54,496
Registration fees                                                                                 48,100
Audit fees                                                                                        21,500
Other                                                                                              8,105
--------------------------------------------------------------------------------------------------------
Total expenses                                                                                 1,539,796
   Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)              (86,550)
--------------------------------------------------------------------------------------------------------
                                                                                               1,453,246
   Earnings credits on cash balances (Note 2)                                                     (5,946)
--------------------------------------------------------------------------------------------------------
Total net expenses                                                                             1,447,300
--------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                                                                 4,148,750
--------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on security transactions (Note 3)                                       655,714
Net change in unrealized appreciation (depreciation) on investments                           (2,409,450)
--------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                         (1,753,736)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                              $ 2,395,014
========================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18 -- RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND

YEAR ENDED NOV. 30,                                                                              2005           2004
 OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                                              $  4,148,750   $  4,594,710
Net realized gain (loss) on security transactions (Note 3)                                        655,714        881,201
Net change in unrealized appreciation (depreciation) on investments                            (2,409,450)    (1,321,088)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                 2,395,014      4,154,823
------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net Investment income
      Class A                                                                                  (3,509,391)    (3,809,301)
      Class B                                                                                    (463,305)      (553,861)
      Class C                                                                                    (175,993)      (231,678)
      Class Y                                                                                         (42)           (41)
   Net realized gain
      Class A                                                                                    (685,008)      (554,964)
      Class B                                                                                    (122,930)      (116,980)
      Class C                                                                                     (49,247)       (50,998)
      Class Y                                                                                          (7)            (6)
------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                            (5,005,923)    (5,317,829)
------------------------------------------------------------------------------------------------------------------------

 CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                                                     15,614,017     39,074,614
   Class B shares                                                                               1,549,703      4,466,211
   Class C shares                                                                                 776,113      1,694,969
Reinvestment of distributions at net asset value
   Class A shares                                                                               3,773,671      3,837,550
   Class B shares                                                                                 523,310        594,121
   Class C shares                                                                                 215,022        267,201
Payments for redemptions
   Class A shares                                                                             (40,991,970)   (47,383,912)
   Class B shares (Note 2)                                                                     (7,453,027)   (10,049,164)
   Class C shares (Note 2)                                                                     (3,877,352)    (5,460,811)
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                             (29,870,513)   (12,959,221)
------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                       (32,481,422)   (14,122,227)
Net assets at beginning of year                                                               157,514,740    171,636,967
------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                                    $125,033,318   $157,514,740
========================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
            RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT -- 19

NOTES TO FINANCIAL STATEMENTS

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND (FORMERLY AXP INTERMEDIATE TAX-EXEMPT
FUND)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Tax-Exempt Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Tax-Exempt Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in bonds and other debt obligations whose interest is exempt from federal income tax.

The Fund offers Class A, Class B, Class C and Class Y shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class Y shares have no sales charge and are offered only to qualifying institutional investors.

At Nov. 30, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) owned 100% of Class Y shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the Board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
20 -- RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Nov. 30, 2005, the Fund has entered into outstanding when-issued securities of $1,320,153.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
            RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT -- 21

SWAP TRANSACTIONS

To produce incremental earnings, to gain exposure to or protect itself from market changes, the Fund may enter into swap agreements. Swaps are an agreement between two parties to exchange periodic cash flows based on a specified amount of principal. The net cash flow is generally the difference between a floating market interest rate versus a fixed interest rate. The Fund may employ swaps to synthetically add or subtract principal exposure to the municipal market.

Risks of entering into a swap include a lack of correlation between swaps and the portfolio of municipal bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the swap to experience adverse changes in value relative to expectations. In addition, swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the swap positions entered.

Swaps are valued daily and unrealized appreciation and depreciation is recorded. The Fund will realize a gain or a loss when the swap is terminated. The Fund did not enter into any swap agreements for the year ended Nov. 30, 2005.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
22 -- RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED NOV. 30,                                                    2005         2004
----------------------------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income - tax-exempt distributions*                   $3,509,391   $3,809,301
      Long-term capital gain                                           685,008      554,964

CLASS B
Distributions paid from:
      Ordinary income - tax-exempt distributions*                      463,305      553,861
      Long-term capital gain                                           122,930      116,980

CLASS C
Distributions paid from:
      Ordinary income - tax-exempt distributions*                      175,993      231,678
      Long-term capital gain                                            49,247       50,998

CLASS Y
Distributions paid from:
      Ordinary income - tax-exempt distributions*                           42           41
      Long-term capital gain                                                 7            6

* Tax-exempt distributions were 100% for the years ended 2005 and 2004, respectively.

At Nov. 30, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed income                                                                         $ 72,093
Accumulated long-term gain (loss)                                                            $589,592
Unrealized appreciation (depreciation)                                                       $913,792

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
            RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT -- 23

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.45% to 0.35% annually as the Fund's assets increase.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.04% to 0.02% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $20.50
-  Class B $21.50
-  Class C $21.00
-  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
24 -- RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $128,899 for Class A, $46,018 for Class B and $1,432 for Class C for the year ended Nov. 30, 2005.

For the year ended Nov. 30, 2005, the Investment Manager and its affiliates waived certain fees and expenses to 0.87% for Class A, 1.63% for Class B, 1.62% for Class C and 0.70% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B and Class C were $48,075, $7,814 and $3,802, respectively, and the management fees waived at the Fund level were $26,859. Under this agreement, which was effective until Sept. 30, 2005, net expenses would not exceed 0.88% for Class A, 1.64% for Class B, 1.63% for Class C and 0.70% for Class Y of the Fund's average daily net assets. Beginning Oct. 1, 2005, a new agreement to waive certain fees and expenses is effective until Nov. 30, 2006, such that net expenses will not exceed 0.79% for Class A, 1.55% for Class B, 1.55% for Class C and 0.64% for Class Y of the Fund's average daily net assets.

During the year ended Nov. 30, 2005, the Fund's custodian and transfer agency fees were reduced by $5,946 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $21,958,374 and $54,665,403, respectively, for the year ended Nov. 30, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                          YEAR ENDED NOV. 30, 2005
                                                         CLASS A          CLASS B          CLASS C          CLASS Y
----------------------------------------------------------------------------------------------------------------------
Sold                                                      2,913,494          289,119          144,669               --
Issued for reinvested distributions                         703,784           97,654           40,098               --
Redeemed                                                 (7,654,669)      (1,392,328)        (723,182)              --
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                  (4,037,391)      (1,005,555)        (538,415)              --
----------------------------------------------------------------------------------------------------------------------

                                                                          YEAR ENDED NOV. 30, 2004
                                                         CLASS A          CLASS B          CLASS C          CLASS Y
----------------------------------------------------------------------------------------------------------------------
Sold                                                      7,246,366          830,520          313,714               --
Issued for reinvested distributions                         709,124          109,861           49,406               --
Redeemed                                                 (8,785,444)      (1,868,608)      (1,012,172)              --
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                    (829,954)        (928,227)        (649,052)              --
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT -- 25

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended Nov. 30, 2005.

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A


FISCAL PERIOD ENDED NOV. 30,                                          2005       2004       2003       2002       2001
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                                  $5.39      $5.43      $5.29      $5.19      $5.04
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .17        .16        .15        .16        .18
Net gains (losses) (both realized and unrealized)                      (.08)      (.02)       .15        .12        .15
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .09        .14        .30        .28        .33
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.16)      (.16)      (.15)      (.17)      (.18)
Distributions from realized gains                                      (.03)      (.02)      (.01)      (.01)        --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.19)      (.18)      (.16)      (.18)      (.18)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $5.29      $5.39      $5.43      $5.29      $5.19
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                               $ 102      $ 126      $ 131      $  91      $  50
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        .87%(c)    .88%(c)    .88%(c)    .89%(c)   1.02%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      3.04%      2.91%      2.85%      3.13%      3.45%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                16%        25%        59%        52%        75%
-----------------------------------------------------------------------------------------------------------------------
Total return(d)                                                        1.73%      2.64%      5.86%      5.45%      6.60%
-----------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 0.93%, 0.89%, 0.89% and 0.97% for the years ended Nov. 30, 2005, 2004, 2003 and 2002, respectively.
(d) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
26 -- RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT

CLASS B

FISCAL PERIOD ENDED NOV. 30,                                          2005       2004       2003       2002       2001
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                                  $5.39      $5.42      $5.29      $5.19      $5.03
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .12        .12        .11        .12        .14
Net gains (losses) (both realized and unrealized)                      (.08)      (.01)       .14        .12        .16
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .04        .11        .25        .24        .30
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.12)      (.12)      (.11)      (.13)      (.14)
Distributions from realized gains                                      (.03)      (.02)      (.01)      (.01)        --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.15)      (.14)      (.12)      (.14)      (.14)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $5.28      $5.39      $5.42      $5.29      $5.19
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                               $  17      $  23      $  28      $  20      $  12
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       1.63%(c)   1.64%      1.64%(c)   1.64%(c)   1.78%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      2.28%      2.14%      2.09%      2.38%      2.69%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                16%        25%        59%        52%        75%
-----------------------------------------------------------------------------------------------------------------------
Total return(d)                                                         .78%      2.05%      4.86%      4.66%      6.01%
-----------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.68%, 1.65% and 1.73% for the years ended Nov. 30, 2005, 2003 and 2002, respectively.
(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
            RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT -- 27

CLASS C

FISCAL PERIOD ENDED NOV. 30,                                          2005       2004       2003       2002       2001
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                                  $5.39      $5.42      $5.29      $5.18      $5.03
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .13        .12        .11        .12        .14
Net gains (losses) (both realized and unrealized)                      (.09)      (.01)       .14        .13        .15
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .04        .11        .25        .25        .29
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.12)      (.12)      (.11)      (.13)      (.14)
Distributions from realized gains                                      (.03)      (.02)      (.01)      (.01)        --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.15)      (.14)      (.12)      (.14)      (.14)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $5.28      $5.39      $5.42      $5.29      $5.18
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                               $   6      $   9      $  13      $   8      $   1
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       1.62%(c)   1.63%(c)   1.63%(c)   1.64%(c)   1.77%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      2.29%      2.16%      2.09%      2.35%      2.66%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                16%        25%        59%        52%        75%
-----------------------------------------------------------------------------------------------------------------------
Total return(d)                                                         .79%      2.06%      4.87%      4.86%      5.82%
-----------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.69%, 1.64%, 1.64% and 1.72% for the years ended Nov. 30, 2005, 2004, 2003 and 2002, respectively.
(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
28 -- RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT

CLASS Y

FISCAL PERIOD ENDED NOV. 30,                                          2005       2004       2003       2002       2001
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                                  $5.36      $5.40      $5.26      $5.16      $5.02
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .18        .17        .16        .17        .19
Net gains (losses) (both realized and unrealized)                      (.07)      (.02)       .15        .12        .14
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .11        .15        .31        .29        .33
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.18)      (.17)      (.16)      (.18)      (.19)
Distributions from realized gains                                      (.03)      (.02)      (.01)      (.01)        --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.21)      (.19)      (.17)      (.19)      (.19)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $5.26      $5.36      $5.40      $5.26      $5.16
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                               $  --      $  --      $  --      $  --      $  --
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        .70%(c)    .70%       .70%(c)    .81%(c)    .95%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      3.26%      3.07%      3.13%      3.26%      3.49%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                16%        25%        59%        52%        75%
-----------------------------------------------------------------------------------------------------------------------
Total return(d)                                                        1.94%      2.84%      6.08%      5.67%      6.62%
-----------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 0.74%, 0.71% and 0.90% for the years ended Nov. 30, 2005, 2003 and 2002, respectively.
(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
            RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT -- 29

REPORT OF INDEPENDENT
                                               REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
AXP TAX-EXEMPT SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Intermediate Tax-Exempt Fund (a series of AXP Tax-Exempt Series, Inc.) as of November 30, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended November 30, 2005, and the financial highlights for each of the years in the five-year period ended November 30, 2005. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Intermediate Tax-Exempt Fund as of November 30, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

January 20, 2006

--------------------------------------------------------------------------------
30 -- RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on your year-end statement.

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND
FISCAL YEAR ENDED NOV. 30, 2005

CLASS A

INCOME DISTRIBUTIONS -- 100% ARE TAX-EXEMPT.

PAYABLE DATE                                                                   PER SHARE
Dec. 22, 2004                                                                  $0.01227
Jan. 27, 2005                                                                   0.01598
Feb. 24, 2005                                                                   0.01261
March 30, 2005                                                                  0.01522
April 28, 2005                                                                  0.01257
May 26, 2005                                                                    0.01252
June 29, 2005                                                                   0.01534
July 28, 2005                                                                   0.01288
Aug. 29, 2005                                                                   0.01426
Sept. 29, 2005                                                                  0.01377
Oct. 27, 2005                                                                   0.01275
Nov. 29, 2005                                                                   0.01527
TOTAL                                                                          $0.16544

CAPITAL GAIN DISTRIBUTION -- TAXABLE AS LONG-TERM CAPITAL GAIN.

PAYABLE DATE                                                                   PER SHARE
Dec. 22, 2004                                                                  $0.02955
TOTAL DISTRIBUTIONS                                                            $0.19499

CLASS B

INCOME DISTRIBUTIONS -- 100% ARE TAX-EXEMPT.

PAYABLE DATE                                                                   PER SHARE
Dec. 22, 2004                                                                  $0.00882
Jan. 27, 2005                                                                   0.01191
Feb. 24, 2005                                                                   0.00944
March 30, 2005                                                                  0.01142
April 28, 2005                                                                  0.00934
May 26, 2005                                                                    0.00949
June 29, 2005                                                                   0.01152
July 28, 2005                                                                   0.00962
Aug. 29, 2005                                                                   0.01064
Sept. 29, 2005                                                                  0.01029
Oct. 27, 2005                                                                   0.00976
Nov. 29, 2005                                                                   0.01163
TOTAL                                                                          $0.12388

CAPITAL GAIN DISTRIBUTION -- TAXABLE AS LONG-TERM CAPITAL GAIN.

PAYABLE DATE                                                                   PER SHARE
Dec. 22, 2004                                                                  $0.02955
TOTAL DISTRIBUTIONS                                                            $0.15343

--------------------------------------------------------------------------------
            RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT -- 31

CLASS C

INCOME DISTRIBUTIONS -- 100% ARE TAX-EXEMPT.

PAYABLE DATE                                                                   PER SHARE
Dec. 22, 2004                                                                  $0.00938
Jan. 27, 2005                                                                   0.01197
Feb. 24, 2005                                                                   0.00949
March 30, 2005                                                                  0.01148
April 28, 2005                                                                  0.00937
May 26, 2005                                                                    0.00954
June 29, 2005                                                                   0.01157
July 28, 2005                                                                   0.00968
Aug. 29, 2005                                                                   0.01073
Sept. 29, 2005                                                                  0.01037
Oct. 27, 2005                                                                   0.00976
Nov. 29, 2005                                                                   0.01164
TOTAL                                                                          $0.12498

CAPITAL GAIN DISTRIBUTION -- TAXABLE AS LONG-TERM CAPITAL GAIN.

PAYABLE DATE                                                                   PER SHARE
Dec. 22, 2004                                                                  $0.02955
TOTAL DISTRIBUTIONS                                                            $0.15453

CLASS Y

INCOME DISTRIBUTIONS -- 100% ARE TAX-EXEMPT.

PAYABLE DATE                                                                   PER SHARE
Dec. 22, 2004                                                                  $0.01287
Jan. 27, 2005                                                                   0.01720
Feb. 24, 2005                                                                   0.01353
March 30, 2005                                                                  0.01629
April 28, 2005                                                                  0.01344
May 26, 2005                                                                    0.01381
June 29, 2005                                                                   0.01633
July 28, 2005                                                                   0.01381
Aug. 29, 2005                                                                   0.01522
Sept. 29, 2005                                                                  0.01414
Oct. 27, 2005                                                                   0.01344
Nov. 29, 2005                                                                   0.01600
TOTAL                                                                          $0.17608

CAPITAL GAIN DISTRIBUTION -- TAXABLE AS LONG-TERM CAPITAL GAIN.

PAYABLE DATE                                                                   PER SHARE
Dec. 22, 2004                                                                  $0.02955
TOTAL DISTRIBUTIONS                                                            $0.20563

SOURCE OF DISTRIBUTIONS

For dividends paid by the Fund to be tax-exempt the Fund must have at least 50% of its assets in tax-exempt obligations at the end of each fiscal quarter.

FEDERAL TAXATION

Tax-exempt distributions are exempt from federal income taxes and should not be included in shareholders' gross income. The income from this Fund is subject to the alternative minimum tax (AMT). The AMT percentage for 2005 was 0.29%.

--------------------------------------------------------------------------------
32 -- RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT

OTHER TAXATION

Tax-exempt distributions may be subject to state and local taxes. Each shareholder should consult a tax advisor about reporting this income for state and local tax purposes.

SOURCE OF INCOME BY STATE

Percentages of income from municipal securities earned by the Fund from various states during the year ended Nov. 30, 2005 are listed below.

Alabama                                 1.485%
Alaska                                  0.314
Arizona                                 3.118
Arkansas                                1.967
California                             13.800
Colorado                                2.011
Florida                                 5.200
Georgia                                 1.432
Hawaii                                  0.396
Illinois                                3.450
Indiana                                 1.434
Kentucky                                0.093
Louisiana                               3.845
Maryland                                0.744
Massachusetts                           2.724
Michigan                                3.113
Minnesota                               3.474
Mississippi                             0.008
Missouri                                1.630
Nevada                                  2.022%
New Jersey                              1.798
New Mexico                              0.009
New York                                9.452
North Carolina                          5.293
North Dakota                            0.004
Ohio                                    5.026
Oklahoma                                0.012
Pennsylvania                            0.302
Puerto Rico                             0.948
Rhode Island                            0.040
South Carolina                          2.292
South Dakota                            0.011
Tennessee                               1.368
Texas                                  11.226
Utah                                    0.927
Virginia                                2.267
Washington                              6.757
Wyoming                                 0.008

--------------------------------------------------------------------------------
            RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT -- 33

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2005.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
34 -- RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT

                                                      BEGINNING          ENDING         EXPENSES
                                                    ACCOUNT VALUE    ACCOUNT VALUE     PAID DURING       ANNUALIZED
                                                     JUNE 1, 2005    NOV. 30, 2005     THE PERIOD(a)    EXPENSE RATIO
Class A
  Actual(b)                                             $1,000         $  998.60         $4.26(c)            .85%
  Hypothetical (5% return before expenses)              $1,000         $1,020.81         $4.31(c)            .85%

Class B
  Actual(b)                                             $1,000         $  992.90         $8.04(c)           1.61%
  Hypothetical (5% return before expenses)              $1,000         $1,017.00         $8.14(c)           1.61%

Class C
  Actual(b)                                             $1,000         $  993.00         $8.04(c)           1.61%
  Hypothetical (5% return before expenses)              $1,000         $1,017.00         $8.14(c)           1.61%

Class Y
  Actual(b)                                             $1,000         $  997.50         $3.51(c)            .70%
  Hypothetical (5% return before expenses)              $1,000         $1,021.56         $3.55(c)            .70%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Nov. 30, 2005: -0.14% for Class A, -0.71% for Class B, -0.70% for Class C and -0.25% for Class Y.
(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Nov. 30, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses will not exceed 0.79% for Class A; 1.55% for Class B; 1.55% for Class C and 0.64% for Class Y. If the revised fee schedule under the Administrative Services Agreement and the cap/fee waiver agreement had been in place for the entire six-month period ended Nov. 30, 2005, the actual expenses paid would have been $3.96 for Class A, $7.74 for Class B, $7.74 for Class C and $3.20 for Class Y; the hypothetical expenses paid would have been $4.00 for Class A, $7.84 for Class B, $7.84 for Class C and $3.24 for Class Y.

--------------------------------------------------------------------------------
            RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT -- 35

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 4 Master Trust portfolios and 90 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                               POSITION HELD
ADDRESS,                            WITH FUND AND               PRINCIPAL OCCUPATION       OTHER
AGE                                 LENGTH OF SERVICE           DURING PAST FIVE YEARS     DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------
Kathleen Blatz                      Board member                Chief Justice, Minnesota
901 S. Marquette Ave.               since 2006                  Supreme Court, 1998-2005
Minneapolis, MN 55402
Age 51

Arne H. Carlson                     Board member                Chair, Board Services
901 S. Marquette Ave.               since 1999                  Corporation (provides
Minneapolis, MN 55402                                           administrative services
Age 71                                                          to boards); former
                                                                Governor
                                                                of Minnesota

Patricia M. Flynn                   Board member                Trustee Professor of
901 S. Marquette Ave.               since 2004                  Economics and
Minneapolis, MN 55402                                           Management, Bentley
Age 55                                                          College; former Dean,
                                                                McCallum Graduate School
                                                                of Business, Bentley
                                                                College

Anne P. Jones                       Board member                Attorney and Consultant
901 S. Marquette Ave.               since 1985
Minneapolis, MN 55402
Age 70

Jeffrey Laikind                     Board member                Former Managing Director,  American Progressive
901 S. Marquette Ave.               since 2005                  Shikiar Asset Management   Insurance
Minneapolis, MN 55402
Age 70

Stephen R. Lewis, Jr.               Board member                President Emeritus and     Valmont Industries, Inc.
901 S. Marquette Ave.               since 2002                  Professor of Economics,    (manufactures irrigation
Minneapolis, MN 55402                                           Carleton College           systems)
Age 65

--------------------------------------------------------------------------------
36 -- RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT

NAME,                               POSITION HELD
ADDRESS,                            WITH FUND AND               PRINCIPAL OCCUPATION       OTHER
AGE                                 LENGTH OF SERVICE           DURING PAST FIVE YEARS     DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------
Catherine James Paglia              Board member                Director, Enterprise       Strategic Distribution,
901 S. Marquette Ave.               since 2004                  Asset Management, Inc.     Inc. (transportation,
Minneapolis, MN 55402                                           (private real estate and   distribution and
Age 53                                                          asset management company)  logistics consultants)

Alan K. Simpson                     Board member                Former three-term United
1201 Sunshine Ave.                  since 1997                  States Senator for
Cody, WY 82414                                                  Wyoming
Age 74

Alison Taunton-Rigby                Board member                Chief Executive Officer,   Hybridon, Inc.
901 S. Marquette Ave.               since 2002                  RiboNovix, Inc. since      (biotechnology); American
Minneapolis, MN 55402                                           2003 (biotechnology);      Healthways, Inc. (health
Age 61                                                          former President,          management programs)
                                                                Forester, Biotech

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                               POSITION HELD
ADDRESS,                            WITH FUND AND               PRINCIPAL OCCUPATION       OTHER
AGE                                 LENGTH OF SERVICE           DURING PAST FIVE YEARS     DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------
William F. Truscott                 Board member                President - U.S. Asset
53600 Ameriprise Financial Center   since 2001,                 Management and Chief
Minneapolis, MN 55474               Vice President              Investment Officer,
Age 45                              since 2002                  Ameriprise Financial,
                                                                Inc. and President,
                                                                Chairman of the Board
                                                                and Chief Investment
                                                                Officer, RiverSource
                                                                Investments, LLC
                                                                since 2005; Senior Vice
                                                                President - Chief
                                                                Investment Officer,
                                                                Ameriprise Financial,
                                                                Inc. and Chairman of the
                                                                Board and Chief
                                                                Investment Officer,
                                                                RiverSource Investments,
                                                                LLC,
                                                                2001-2005; former Chief
                                                                Investment Officer and
                                                                Managing Director,
                                                                Zurich Scudder
                                                                Investments

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

--------------------------------------------------------------------------------
            RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT -- 37

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                               POSITION HELD
ADDRESS,                            WITH FUND AND               PRINCIPAL OCCUPATION       OTHER
AGE                                 LENGTH OF SERVICE           DURING PAST FIVE YEARS     DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox                      Treasurer                   Vice President -
105 Ameriprise Financial Center     since 2002                  Investment Accounting,
Minneapolis, MN 55474                                           Ameriprise Financial,
Age 50                                                          Inc., since 2002; Vice
                                                                President - Finance,
                                                                American Express
                                                                Company, 2000-2002; Vice
                                                                President - Corporate
                                                                Controller, Ameriprise
                                                                Financial, Inc.,
                                                                1996-2000

Paula R. Meyer                      President                   Senior Vice President -
596 Ameriprise Financial Center     since 2002                  Mutual Funds, Ameriprise
Minneapolis, MN 55474                                           Financial, Inc.,  since
Age 51                                                          2002 and Senior Vice
                                                                President, RiverSource
                                                                Investments, LLC since
                                                                2004; Vice President and
                                                                Managing Director -
                                                                American Express Funds,
                                                                Ameriprise Financial,
                                                                Inc., 2000-2002; Vice
                                                                President, Ameriprise
                                                                Financial, Inc.,
                                                                1998-2000

Leslie L. Ogg                       Vice President,             President of Board
901 S. Marquette Ave.               General Counsel,            Services Corporation
Minneapolis, MN 55402               and Secretary
Age 67                              since 1978

Beth E. Weimer                      Chief Compliance            Vice President and Chief
172 Ameriprise Financial Center     Officer since 2004          Compliance Officer,
Minneapolis, MN 55474                                           Ameriprise Financial,
Age 52                                                          Inc., since 2001 and
                                                                Chief Compliance
                                                                Officer, RiverSource
                                                                Investments, LLC  since
                                                                2005; Vice President
                                                                and  Chief Compliance
                                                                Officer - Asset
                                                                Management and
                                                                Insurance,  Ameriprise
                                                                Financial Services,
                                                                Inc., since 2001;
                                                                Partner, Arthur Andersen
                                                                Regulatory Risk
                                                                Services,  1998-2001

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
38 -- RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds,

--------------------------------------------------------------------------------
            RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT -- 39 the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). A meeting of the Fund's shareholders is expected to be held on Feb. 15, 2006 to consider approval of the New IMS Agreement. If approved, the New IMS Agreement would take effect shortly after the shareholder meeting. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY POST-SPIN AMERIPRISE FINANCIAL (AND ITS SUBSIDIARIES)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

--------------------------------------------------------------------------------
40 -- RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

INVESTMENT PERFORMANCE

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance in 2004 exceeded the median.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

COST OF SERVICES PROVIDED

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients. The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees and that advisory fees under the New IMS Agreement would decrease. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

--------------------------------------------------------------------------------
            RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT -- 41

ECONOMIES OF SCALE

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

OTHER CONSIDERATIONS

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

--------------------------------------------------------------------------------
42 -- RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/funds; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/funds; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
            RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND -- 2005 ANNUAL REPORT -- 43

[RIVERSOURCE(SM) INVESTMENTS LOGO]

RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

S-6355 P (1/06)

ANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]


RIVERSOURCE(SM)

TAX-EXEMPT BOND FUND

ANNUAL REPORT FOR THE PERIOD ENDED NOV. 30, 2005

- RIVERSOURCE TAX-EXEMPT BOND FUND (FORMERLY AXP(R) TAX-EXEMPT BOND FUND) SEEKS TO PROVIDE SHAREHOLDERS WITH AS MUCH CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAXES AS POSSIBLE WITH ONLY MODEST RISK TO THE SHAREHOLDER'S INVESTMENTS.

TABLE OF CONTENTS

Fund Snapshot                              3
Performance Summary                        4
Questions & Answers
   with Portfolio Management               5
The Fund's Long-term Performance          10
Investments in Securities                 12
Financial Statements                      27
Notes to Financial Statements             30
Report of Independent Registered
   Public Accounting Firm                 40
Federal Income Tax Information            41
Fund Expenses Example                     45
Board Members and Officers                47
Approval of Investment Management
   Services Agreement                     50
Proxy Voting                              54

[DALBAR RATED FOR COMMUNICATION 2005 LOGO]

American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

--------------------------------------------------------------------------------
2 -- RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT

FUND SNAPSHOT AT NOV. 30, 2005

PORTFOLIO MANAGER

PORTFOLIO MANAGER         SINCE     YEARS IN INDUSTRY
David Kerwin, CFA*         8/04            20

* The Fund is managed by a team of portfolio managers led by David Kerwin.

FUND OBJECTIVE

For investors seeking as much current income generally exempt from federal taxes as possible with only modest risk to their investments.

Inception dates by class
A: 11/24/76   B: 3/20/95   C: 6/26/00   Y: 3/20/95

Ticker symbols by class
A: INTAX    B: ITEBX     C: --    Y: --

Total net assets                   $633.8 million

Number of holdings                            228

Effective maturity(1)                  12.7 years

Effective duration(2)                   6.8 years

Weighted average bond rating(3)                AA

(1) EFFECTIVE MATURITY measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

STYLE MATRIX

                      QUALITY
              HIGH     MEDIUM     LOW
DURATION
SHORT
INT.
LONG           X

SHADING WITHIN THE STYLE MATRIX INDICATES AREAS IN WHICH THE FUND GENERALLY INVESTS.

TOP TEN STATES

PERCENTAGE OF PORTFOLIO ASSETS

California                            16.7%
New York                              12.4
Texas                                  9.7
Illinois                               6.8
Washington                             6.8
New Jersey                             5.1
Michigan                               4.7
Massachusetts                          3.9
Louisiana                              3.7
Nevada                                 3.7

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

There are risks associated with an investment in a bond fund, including the impact of interest rates, credit and inflation. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.

Income from tax-exempt funds may be subject to state and local taxes. Federal income tax rules will apply to any capital gains distribution.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
                     RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT -- 3

PERFORMANCE SUMMARY

[CHART]

                             PERFORMANCE COMPARISON
                        FOR THE YEAR ENDED NOV. 30, 2005

RiverSource Tax-Exempt Bond Fund
Class A (excluding sales charge)                 +3.06%

Lehman Brothers 3-Plus Year Municipal
Bond Index (unmanaged)                           +4.18%

Lipper General Municipal Debt Funds Index        +4.08%

(see "The Fund's Long-term Performance" for Index descriptions)

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                         CLASS A               CLASS B                  CLASS C             CLASS Y
                       (11/24/76)             (3/20/95)                (6/26/00)           (3/20/95)
(INCEPTION DATES)    NAV(1)   POP(2)    NAV(1)   AFTER CDSC(3)   NAV(1)  AFTER CDSC(4)       NAV(5)
AT NOV. 30, 2005

1 year               +3.06%   -1.83%    +2.29%      -2.65%       +2.29%     +1.30%           +3.19%
3 years              +4.09%   +2.42%    +3.22%      +2.03%       +3.22%     +3.22%           +4.12%
5 years              +4.88%   +3.86%    +4.09%      +3.76%       +4.09%     +4.09%           +4.99%
10 years             +4.75%   +4.24%    +3.96%      +3.96%         N/A        N/A            +4.87%
Since inception      +6.06%   +5.88%    +4.51%      +4.51%       +4.68%     +4.68%           +5.43%

AT DEC. 31, 2005

1 year               +2.98%   -1.91%    +2.21%      -2.74%       +1.95%     +0.96%           +2.84%
3 years              +3.45%   +1.79%    +2.67%      +1.48%       +2.67%     +2.67%           +3.56%
5 years              +4.42%   +3.41%    +3.64%      +3.30%       +3.64%     +3.64%           +4.54%
10 years             +4.70%   +4.19%    +3.91%      +3.91%         N/A        N/A            +4.82%
Since inception      +6.08%   +5.90%    +4.57%      +4.57%       +4.78%     +4.78%           +5.49%

(1) EXCLUDING SALES CHARGE.

(2) RETURNS AT PUBLIC OFFERING PRICE (POP) REFLECT A SALES CHARGE OF 4.75%.

(3) RETURNS AT MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC). CDSC APPLIES AS
    FOLLOWS: FIRST YEAR 5%; SECOND AND THIRD YEAR 4%; FOURTH YEAR 3%; FIFTH YEAR 2%; SIXTH YEAR 1%; NO SALES CHARGE THEREAFTER.

(4) 1% CDSC APPLIES TO REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE.

(5) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO INSTITUTIONAL INVESTORS ONLY.

--------------------------------------------------------------------------------
4 -- RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

                            WITH PORTFOLIO MANAGEMENT

BELOW, PORTFOLIO MANAGER DAVID KERWIN DISCUSSES THE FUND'S POSITIONING AND RESULTS FOR THE FISCAL YEAR.

Q:  HOW DID THE FUND PERFORM FOR THE FISCAL YEAR?

A: RiverSource Tax-Exempt Bond Fund's Class A shares (excluding sales charge) gained 3.06% for the 12 months ended Nov. 30, 2005. The Fund underperformed the Lehman Brothers 3-Plus Year Municipal Bond Index (Lehman 3-Plus Index), which rose 4.18% for the period. The Fund also underperformed the Lipper General Municipal Debt Funds Index, representing the Fund's peer group, which advanced 4.08% for the same time frame.

    In January 2005, the Fund adopted the Lehman 3-Plus Index as its new benchmark upon the approval of the Fund's Board, which believes this new benchmark more precisely reflects the investment strategy of the Fund. For the 12-month period ended Nov. 30, 2005, the Fund's former benchmark, the Lehman Brothers Municipal Bond Index (Lehman Index), rose 3.88%.

Q:  WHAT FACTORS MOST SIGNIFICANTLY AFFECTED PERFORMANCE DURING THE ANNUAL
    PERIOD?

A: The Fund underperformed primarily due to its yield curve positioning. During the period, the municipal yield curve flattened, as the difference in yields between short- and long-term securities narrowed. The Fund's modest exposure to the short-term segment of the municipal yield curve (i.e., five years or less) helped returns, but it was not enough to offset the negative effect of the Fund's moderate exposure to the longer end of the yield curve (i.e., 20 years or more). Indeed, during this period, the longer the maturity of the municipal bond, the better the performance.

SEC YIELDS

At Nov. 30, 2005 by class
A: 3.13%   B: 2.53%  C: 2.53%  Y: 3.34%

At Dec. 30, 2005* by class
A: 3.20%   B: 2.60%  C: 2.60%  Y: 3.47%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 4 for additional performance information.

* The last business day of the period.

--------------------------------------------------------------------------------
                     RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT -- 5

QUESTIONS & ANSWERS

- THE FUND'S SIGNIFICANT EXPOSURE TO BONDS RATED BBB BOOSTED THE FUND'S RETURNS, AS THESE BONDS OVERALL OUTPERFORMED HIGHER QUALITY BONDS DURING THE 12-MONTH PERIOD.

The Fund's returns were also hurt by its positioning in non-enhanced municipal tobacco bonds because we slowly established a sizable allocation to this sector late in the 12-month period. Non-enhanced municipal tobacco bonds was the best performing sector in the Lehman Index for the 12 months.

On the positive side, the Fund's significant exposure to bonds rated BBB boosted the Fund's returns, as these bonds overall outperformed higher quality bonds during the 12-month period. The Fund also benefited from a significant allocation to health care municipal bonds, a sector that performed well and is a large sector within the Lehman Index.

Two other points should be noted this fiscal year. First, issuance from those Gulf Coast states hit hardest by Hurricanes Katrina and Rita account for only a small percentage of the overall municipal bond market, and most of the bonds that are issued from these states are guaranteed as to the timely payment of principal and interest by municipal insurance policies. Thus, the hurricanes, though having a devastating impact on the area, had only a minimal effect on the broad municipal bond market during the period. The Fund's only direct exposure to the region was fully covered by bond insurance, and we have seen no significant price deterioration on these bonds since the hurricanes. Thus, the effect of the hurricanes on the Fund's results was negligible, if any.

--------------------------------------------------------------------------------
6 -- RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT

- WE INTEND TO POSITION THE FUND FOR ONGOING U.S. ECONOMIC RECOVERY AND STILL HIGHER INTEREST RATES, AS THESE THEMES ARE LIKELY TO CONTINUE TO WEIGH ON THE FIXED INCOME MARKETS THROUGH EARLY 2006.

Q:  WHAT CHANGES DID YOU MAKE TO THE FUND AND HOW IS IT CURRENTLY POSITIONED?

A: We adjusted the Fund's duration and reduced exposure to the short-term end of the yield curve (i.e., two-year to three-year bonds) in light of its new benchmark. We opportunistically and tactically shifted the Fund's exposure within the rest of the municipal yield curve throughout the fiscal year based on our view of changing market conditions. Also, as indicated, we established a position in, and then added exposure to, non-enhanced municipal tobacco bonds.

    We modestly increased the Fund's exposure to bonds rated BBB and A that offer increased yield with limited credit risk and still retain relatively strong liquidity. We also increased our emphasis on seeking what are known as "new money" bonds that have the ability to be advance refunded, as these bonds offer significant upside return potential. At the same time, we enhanced our focus on selling those bonds that have already been refunded, as under current regulations, they can not be refunded a second time.

    We reduced the Fund's exposure to both uninsured California and New York City general obligations. Toward the end of the period, we also sold some of the Fund's position in long maturity, lower coupon bonds, taking advantage of narrowed spreads, and redeployed those assets into higher coupon bonds within the Fund's portfolio.

    We maintained our strategy of laddering bond maturities, coupons and call dates in the portfolio across the yield curve. We believe this staggered approach should help reduce the volatility and risks associated with interest rate movements and produce more consistent returns for the Fund over the long term.

--------------------------------------------------------------------------------
                     RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT -- 7

QUESTIONS & ANSWERS

Q:  HOW DO YOU INTEND TO MANAGE THE FUND IN THE COMING MONTHS?

A: Going forward, we believe the after-effects of Hurricanes Katrina and Rita may affect the municipal market in two ways. First, due to the rebuilding effort that will take place along the Gulf Coast, there will likely be increased borrowing by the states and municipalities in the region. However, we will probably not see increased issuance by these locales until the first quarter of 2006, once it becomes clearer how much or how little federal aid will be given to the area.

    Second, we may see legislation proposed that would allow municipalities to do a second advance refunding of debt. Under current regulations, bonds cannot be refunded a second time. In our view, such legislation would have a positive effect on the municipal bond market overall. Thus, we will monitor both of these factors, carefully seeking opportunities to invest.

    From a broader perspective, we intend to position the Fund for ongoing U.S. economic recovery and still higher interest rates, as these themes are likely to continue to weigh on the fixed income markets through early 2006. We believe the Federal Reserve Board will ultimately continue its gradualist approach, raising the targeted federal funds rate to a 4.50% or 4.75% rate. Typically, rising rates are negative for the bond market. However, municipal bonds have historically weathered this environment better than taxable bonds.

--------------------------------------------------------------------------------
8 -- RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

Consistent with the Fund's investment objective, we will maintain our emphasis on generating as much current income exempt from federal income taxes (including avoiding bonds with income that is subject to the Alternative Minimum Tax) as possible with only modest risk.

CREDIT QUALITY SUMMARY

PERCENTAGE OF BOND PORTFOLIO ASSETS AT NOV. 30, 2005

AAA bonds                             64.4%
AA bonds                              12.2
A bonds                               13.6
BBB bonds                              8.5
Non-rated bonds                        1.3

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate. 2.5% of the portfolio rating above was determined through internal analysis.

--------------------------------------------------------------------------------
                     RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT -- 9

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Tax-Exempt Bond Fund Class A shares (from 12/1/95 to 11/30/05) as compared to the performance of two widely cited performance indices, the Lehman Brothers 3-Plus Year Municipal Bond Index and the Lipper General Municipal Debt Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds. ALSO SEE "PAST PERFORMANCE" IN THE FUND'S CURRENT PROSPECTUS.

DISTRIBUTION SUMMARY

THE TABLE BELOW DETAILS THE FUND'S INCOME AND CAPITAL GAIN DISTRIBUTIONS FOR THE FISCAL YEARS SHOWN. MORE INFORMATION ON THE OTHER CLASSES CAN BE FOUND IN THE FINANCIAL HIGHLIGHTS SECTION OF THIS REPORT'S NOTES TO FINANCIAL STATEMENTS.

                                                                   CLASS A
                                              -----------------------------------------------
                                                         SHORT-TERM       LONG-TERM
FISCAL YEAR ENDED                              INCOME   CAPITAL GAINS   CAPITAL GAINS   TOTAL
Nov. 30, 2005                                  $0.14      $   --           $  0.03      $ 0.17
Nov. 30, 2004                                   0.14        0.04              0.16        0.34
Nov. 30, 2003                                   0.15          --              0.03        0.18
Nov. 30, 2002                                   0.17          --                --        0.17
Nov. 30, 2001                                   0.19          --                --        0.19

--------------------------------------------------------------------------------
10 -- RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT

[CHART]

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE TAX-EXEMPT BOND FUND

               RIVERSOURCE TAX-EXEMPT          LEHMAN BROTHERS            LIPPER GENERAL
                 BOND FUND CLASS A          3-PLUS YEAR MUNICIPAL         MUNICIPAL DEBT
               (INCLUDES SALES CHARGE)          BOND INDEX(1)             FUNDS INDEX(2)
'95                 $9,525                        $10,000                    $10,000
'96                 $9,908                        $10,597                    $10,521
'97                 $10,687                       $11,377                    $11,279
'98                 $11,410                       $12,285                    $12,086
'99                 $11,198                       $12,089                    $11,726
'00                 $11,931                       $13,140                    $12,578
'01                 $12,777                       $14,323                    $13,582
'02                 $13,379                       $15,261                    $14,276
'03                 $14,234                       $16,341                    $15,251
'04                 $14,682                       $17,059                    $15,806
'05                 $15,160                       $17,772                    $16,451

COMPARATIVE RESULTS
RESULTS AT NOV. 30, 2005

                                                                                                        SINCE
                                                                 1 YEAR   3 YEARS  5 YEARS  10 YEARS  INCEPTION(3)
RIVERSOURCE TAX-EXEMPT BOND FUND (INCLUDES SALES CHARGE)
Class A   Cumulative value of $10,000                            $9,817   $10,744  $12,085   $15,145    $52,482
          Average annual total return                             -1.83%   +2.42%    +3.86%    +4.24%     +5.88%

LEHMAN BROTHERS 3-PLUS YEAR MUNICIPAL BOND INDEX(1)
          Cumulative value of $10,000                           $10,418   $11,646  $13,522   $17,772        N/A
          Average annual total return                             +4.18%    +5.21%   +6.22%    +5.92%       N/A

LIPPER GENERAL MUNICIPAL DEBT FUNDS INDEX(2)
          Cumulative value of $10,000                           $10,408   $11,523  $13,082   $16,451        N/A
          Average annual total return                             +4.08%    +4.84%   +5.52%    +5.10%       N/A

Results for other share classes can be found on page 4.

(1) The Lehman Brothers 3-Plus Year Municipal Bond Index, an unmanaged index, is a market value-weighted index of investment-grade fixed-rate municipal bonds with maturities of three years or more. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper General Municipal Debt Funds Index includes the 30 largest municipal debt funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) Fund data is from Nov. 24, 1976. The Fund began operating before the inception of the Lehman Brothers 3-Plus Year Municipal Bond Index and Lipper peer group.

--------------------------------------------------------------------------------
                    RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT -- 11

INVESTMENTS IN SECURITIES

RIVERSOURCE TAX-EXEMPT BOND FUND

NOV. 30, 2005

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

MUNICIPAL BONDS (95.8%)

NAME OF
ISSUER AND
TITLE OF                                 COUPON        PRINCIPAL
ISSUE(c),(d)                              RATE          AMOUNT         VALUE(a)
ALABAMA (0.9%)

City of Birmingham
  Limited General Obligation Bonds
  Series 1999B
    06-01-24                               5.25%      $  540,000     $  578,324
City of Birmingham
  Unlimited General Obligation
  Refunding Warrants
  Series 2003A (AMBAC)
    06-01-12                               5.25        1,660,000      1,801,233
County of Jefferson
  Revenue Bonds
  Series 2004A
   01-01-22                                5.50        1,750,000      1,873,410
   01-01-23                                5.25        1,500,000      1,575,390
                                                                     ----------
Total                                                                 5,828,357
-------------------------------------------------------------------------------

ARIZONA (2.0%)

Maricopa County
  Revenue Bonds
  Sun Health Corporation Series 2005
   04-01-25                                5.00        1,000,000        996,250
Maricopa County Industrial Development Authority
  Revenue Bonds
  Catholic Healthcare West
  Series 2004A
   07-01-23                                5.38        2,500,000      2,610,675
Mesa
  Prerefunded Revenue Bonds
  Series 2004 (FSA)
   07-01-23                                5.13        3,000,000      3,276,930
Peoria Municipal Development Authority
  Refunding Revenue Bonds
  Series 2003 (AMBAC)
   07-01-10                                5.00        3,740,000      3,971,805
Phoenix Civic Improvement Corporation
  Revenue Bonds
  Civic Plaza Expansion Project
  Series 2005A (FGIC)
   07-01-41                                5.00%      $1,500,000     $1,549,500
                                                                     ----------
Total                                                                12,405,160
-------------------------------------------------------------------------------

ARKANSAS (0.4%)

Arkansas Development Finance Authority
  Revenue Bonds
  Mortgage Backed Securities Program
  Series 2003A (GNMA/FNMA)
   07-01-34                                4.90        1,900,000      1,903,306
Independence County
  Refunding Revenue Bonds
  Entergy Arkansas Project
  Series 2005
   01-01-21                                5.00          500,000        505,885
                                                                     ----------
Total                                                                 2,409,191
-------------------------------------------------------------------------------

CALIFORNIA (16.6%)

Abag Finance Authority for Nonprofit Corporations
  Revenue Bonds
  San Diego Hospital Association
  Series 2001A
   08-15-20                                6.13        1,000,000      1,084,800
Alameda Corridor Transportation Authority
  Revenue Bonds
  Senior Lien
  Series 1999A (MBIA)
   10-01-18                                5.13        2,250,000      2,394,338
Antelope Valley Union High School District
  Unlimited General Obligation Bonds
  Series 2002A (MBIA)
   08-01-23                                5.00        2,685,000      2,811,705

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                 COUPON        PRINCIPAL
ISSUE(c),(d)                              RATE          AMOUNT         VALUE(a)
CALIFORNIA (CONT.)

Municipal Bondsia Public Financing Authority
  Revenue Bonds
  Golden State Redevelopment Project
  Series 2003A (AMBAC)
   12-01-20                                5.25%      $3,000,000     $3,237,240
California Health Facilities Financing Authority
  Revenue Bonds
  Catholic Healthcare West
  Series 2004G
   07-01-23                                5.25        2,000,000      2,071,100
California Health Facilities Financing Authority
  Revenue Bonds
  Cedars-Sinai Medical Center
  Series 1997B (MBIA)
   08-01-27                                5.13        3,000,000      3,114,990
California State Public Works Board
  Refunding Revenue Bonds
  Various University of California Projects
  Series 1993A
   06-01-14                                5.50        7,275,000      8,020,905
California Statewide Communities Development Authority
  Revenue Bonds
  Daughters of Charity Health
  Series 2005A
   07-01-39                                5.00        1,250,000      1,227,988
California Statewide Communities Development Authority
  Revenue Bonds
  Kaiser Permanente
  Series 2004E
   04-01-32                                3.88        1,750,000      1,750,963
California Statewide Communities Development Authority
  Revenue Bonds
  Sutter Health
  Series 2002B
   08-15-28                                5.50        2,000,000      2,090,960
City of Los Angeles
  Prerefunded Unlimited General Obligation Bonds
  Series 2000A (FGIC)
   09-01-18                                5.00        2,715,000      2,908,417
Coronado Community Development Agency
  Tax Allocation Bonds
  Coronado Community Development Project
  Series 2005 (AMBAC)
   09-01-35                                5.00        1,500,000      1,536,150
Golden State Tobacco Securitization Corporation
  Enhanced Asset-backed Revenue Bonds
  Series 2005A
   06-01-19                                5.00%      $  750,000     $  774,195
   06-01-45                                5.00          780,000        777,683
Golden State Tobacco Securitization Corporation
  Prerefunded Enhanced Asset-backed Revenue Bonds
  Series 2003B (FGIC)
   06-01-33                                5.50        2,500,000      2,767,875
Golden State Tobacco Securitization Corporation
  Revenue Bonds
  Series 2003A-1
   06-01-33                                6.25          925,000      1,003,144
   06-01-39                                6.75          750,000        836,655
   06-01-40                                6.63          900,000        994,023
Livermore-Amador Valley Water Management Agency
  Revenue Bonds
  Series 2001A (AMBAC)
   08-01-23                                5.00        2,000,000      2,067,480
Los Angeles County Public Works Financing Authority
  Unrefunded Revenue Bonds
  Los Angeles County Regional Park & Open Space District
  Series 1997A
   10-01-16                                5.00          710,000        738,606
Palomar Pomerado Health
  Unlimited General Obligation Bonds
  Election of 2004
  Series 2005A (AMBAC)
   08-01-29                                4.50          750,000        728,678
San Francisco State Building Authority
  Revenue Bonds
  San Francisco Civic Center Complex
  Series 1996A (AMBAC)
   12-01-16                                5.25        4,375,000      4,549,038
Semitropic Improvement District
  Revenue Bonds
  Series 2004A (XLCA)
   12-01-28                                5.00        3,000,000      3,065,340
Southern California Public Power Authority
  Revenue Bonds
  Magnolia Power Project
  Series 2003A-1 (AMBAC)
   07-01-25                                5.00        5,000,000      5,214,149

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
                    RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT -- 13

NAME OF
ISSUER AND
TITLE OF                                 COUPON        PRINCIPAL
ISSUE(c),(d)                              RATE          AMOUNT         VALUE(a)
CALIFORNIA (CONT.)

State of California
  Prerefunded Unlimited General Obligation Bonds
  Series 1999 (MBIA)
   12-01-15                                5.75%      $2,295,000   $  2,523,674
State of California
  Prerefunded Unlimited General Obligation Bonds
  Series 2000
   06-01-19                                5.50          525,000        570,313
   10-01-25                                5.38        2,060,000      2,238,499
State of California
  Unlimited General Obligation Bonds
  Series 1999 (MBIA)
   12-01-15                                5.75        3,225,000      3,557,788
State of California
  Unlimited General Obligation Bonds
  Series 2000 (MBIA)
   09-01-13                                5.25        2,500,000      2,705,275
State of California
  Unlimited General Obligation Bonds
  Series 2001
   06-01-31                                5.13        2,500,000      2,572,775
State of California
  Unlimited General Obligation Bonds
  Series 2002
   04-01-32                                5.25        5,000,000      5,201,250
State of California
  Unlimited General Obligation Bonds
  Series 2003
   02-01-29                                5.25        2,500,000      2,607,250
   02-01-32                                5.00        2,500,000      2,550,825
State of California
  Unlimited General Obligation Bonds
  Series 2003 (FGIC)
   11-01-20                                5.25          500,000        539,170
State of California
  Unlimited General Obligation Bonds
  Series 2004
   03-01-14                                5.25        2,500,000      2,733,875
   04-01-29                                5.30        1,745,000      1,842,144
   02-01-33                                5.00        2,000,000      2,041,500
State of California
  Unlimited General Obligation Bonds
  Series 2004A (MBIA)
   07-01-11                                5.00        5,000,000      5,368,699
State of California
  Unlimited General Obligation Bonds
  Various Purpose
  Series 2003
   11-01-23                                5.13%      $2,500,000   $  2,616,425
State of California
  Unrefunded Unlimited General Obligation Bonds
  Series 2000
   06-01-19                                5.50        1,975,000      2,128,398
   10-01-25                                5.38          440,000        465,674
Tobacco Securitization Authority of Northern California
  Prerefunded Asset-backed Revenue Bonds
  Series 2001A
   06-01-41                                5.38          485,000        485,417
Tobacco Securitization Authority of Southern California
  Asset-backed Revenue Bonds
  Series 2002A
   06-01-43                                5.63          700,000        714,553
West Covina Redevelopment Agency
  Special Tax Refunding Bonds
  Fashion Plaza
  Series 1996
   09-01-17                                6.00        5,000,000      5,648,499
                                                                   ------------
Total                                                               104,878,425
-------------------------------------------------------------------------------

COLORADO (1.5%)

Colorado Educational & Cultural Facilities Authority
  Refunding & Improvement Revenue Bonds
  University Lab School
  Series 2004 (XLCA)
   06-01-33                                5.00        3,055,000      3,146,558
Colorado Health Facilities Authority
  Revenue Bonds
  Evangelical Lutheran
  Series 2005
   06-01-23                                5.25          500,000        520,460
   06-01-29                                5.00          750,000        752,423
North Range Metropolitan District #1
  Limited General Obligation Bonds
  Series 2001
   12-15-31                                7.25        5,000,000      5,199,100
                                                                   ------------
Total                                                                 9,618,541
-------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                 COUPON        PRINCIPAL
ISSUE(c),(d)                              RATE          AMOUNT         VALUE(a)
FLORIDA (2.2%)

Brevard County Health Facilities Authority
  Revenue Bonds
  Health First Incorporated Project
  Series 2005
   04-01-34                                5.00%      $  750,000(i)  $  740,985
City of Lakeland
  Revenue Bonds
  Lakeland Regional Health Systems
  Series 2002
   11-15-32                                5.50        2,000,000      2,105,000
County of Miami-Dade
  Unlimited General Obligation Bonds
  Building Better Communities Program
  Series 2005 (FGIC)
   07-01-33                                5.00        1,000,000      1,036,930
Florida Municipal Loan Council
  Revenue Bonds
  Capital Appreciation
  Zero Coupon
  Series 2000A (MBIA)
   04-01-20                                6.02        4,360,000(b)   2,254,033
Florida State Board of Public Education
  Unlimited General Obligation Bonds
  Capital Outlay Series 2000A
   06-01-16                                5.50        3,145,000      3,399,745
Highlands County Health Facilities Authority
  Revenue Bonds
  Hospital - Adventist Health
  Series 2002B
   11-15-23                                5.25        1,000,000      1,037,640
Highlands County Health Facilities Authority
  Revenue Bonds
  Hospital - Adventist Health
  Series 2005D
   11-15-35                                5.00        1,450,000      1,454,466
Port St. Lucie
  Prerefunded Revenue Bonds
  Series 2001 (MBIA)
   09-01-31                                5.13        2,000,000      2,156,760
                                                                     ----------
Total                                                                14,185,559
-------------------------------------------------------------------------------

GEORGIA (0.4%)

Coweta County Development Authority
  Revenue Bonds
  Georgia Power Company - Plant Yates Project
  Series 2001 (AMBAC)
   09-01-18                                4.35%      $2,575,000     $2,537,714

ILLINOIS (6.6%)

City of Chicago
  Prerefunded Revenue Bonds
  Senior Lien
  Series 2001 (AMBAC)
   11-01-18                                5.50        2,000,000      2,200,480
City of Chicago
  Unlimited General Obligation Bonds
  Series 2004A (FSA)
   01-01-19                                5.25        3,080,000      3,314,665
Cook & Will Counties Township High School District #206
  Unlimited General Obligation Bonds
  Capital Appreciation
  Zero Coupon
  Series 1992C Escrowed to Maturity (AMBAC)
   12-01-10                                6.55        2,605,000(b)   2,157,930
Cook County Community Consolidated School District #21 -
Wheeling
  Unlimited General Obligation Bonds
  Capital Appreciation
  Zero Coupon
  Series 2000 Escrowed to Maturity (FSA)
   12-01-19                                6.03        3,140,000(b)   1,684,893
Cook County School District #170
  Unlimited General Obligation Bonds
  Capital Appreciation
  Zero Coupon
  Series 1992C Escrowed to Maturity (AMBAC)
   12-01-09                                6.50        2,155,000(b)   1,864,010
   12-01-10                                6.55        2,155,000(b)   1,785,159
County of Jefferson
  Unlimited General Obligation Bonds
  Jail & Administration Office Center Project
  Series 2003A (FGIC)
   01-15-24                                5.25        2,420,000      2,570,113
Illinois Educational Facilities Authority
  Refunding Revenue Bonds
  Augustana College
  Series 2003A
   10-01-22                                5.63        2,500,000      2,648,425

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
                    RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT -- 15

NAME OF
ISSUER AND
TITLE OF                                 COUPON        PRINCIPAL
ISSUE(c),(d)                              RATE          AMOUNT         VALUE(a)
ILLINOIS (CONT.)

Illinois Educational Facilities Authority
  Revenue Bonds
  University of Chicago
  Series 2003A
   07-01-25                                5.25%     $ 6,770,000    $ 7,195,223
Illinois Finance Authority
  Revenue Bonds
  Adventist Health System/Sunbelt Obligation
  Series 1999
   11-15-20                                5.50        1,600,000      1,674,160
Illinois Finance Authority
  Subordinated Revenue Bonds
  Zero Coupon
  Series 1990 Escrowed to Maturity
   04-15-20                                7.75       13,745,000(b)   6,967,341
Metropolitan Pier & Exposition Authority
  Revenue Bonds
  Capital Appreciation
  Zero Coupon
  Series 1993A Escrowed to Maturity (FGIC)
   06-15-21                                6.54        1,870,000(b)     925,687
Metropolitan Pier & Exposition Authority
  Unrefunded Revenue Bonds
  Capital Appreciation
  Zero Coupon
  Series 1993A (FGIC)
   06-15-10                                6.65          240,000(b)     202,481
State of Illinois
  Unlimited General Obligation Bonds
  1st Series 2001 (FSA)
   05-01-26                                5.25        6,500,000      6,865,300
                                                                    -----------
Total                                                                42,055,867
-------------------------------------------------------------------------------

INDIANA (0.4%)

Indiana Transportation Finance Authority
  Prerefunded Revenue Bonds
  Series 1990A
  06-01-15                                 7.25        2,210,000      2,525,058
-------------------------------------------------------------------------------

IOWA (-%)

Tobacco Settlement Authority of Iowa
  Prerefunded Asset-backed Revenue Bonds
  Series 2001B
   06-01-25                                5.30          200,000        215,608
-------------------------------------------------------------------------------

KENTUCKY (0.4%)

County of Jefferson
  Revenue Bonds
  University Medical Center Incorporated Project
  Series 1997 (MBIA)
   07-01-17                                5.50%     $ 2,500,000    $ 2,595,550
-------------------------------------------------------------------------------

LOUISIANA (3.7%)

City of New Orleans
  Unlimited General Obligation Refunding Bonds
  Capital Appreciation
  Zero Coupon
  Series 1991 (AMBAC)
   09-01-12                                6.63        6,250,000(b)   4,701,375
New Orleans Home Mortgage Authority
  Special Obligation Refunding Bonds
  Series 1992 Escrowed to Maturity
   01-15-11                                6.25        8,845,000      9,762,669
State of Louisiana
  Prerefunded Unlimited General Obligation Bonds
  Series 2004A (AMBAC)
   10-15-16                                5.00        1,750,000      1,899,800
State of Louisiana
  Unlimited General Obligation Bonds
  Series 2004A (AMBAC)
   10-15-18                                5.00        1,250,000      1,319,500
   10-15-19                                5.00          500,000        526,290
Tobacco Settlement Financing Corporation
  Asset-backed Revenue Bonds
  Series 2001B
   05-15-30                                5.50        1,025,000      1,059,040
   05-15-39                                5.88        3,850,000      4,024,405
                                                                    -----------
Total                                                                23,293,079
-------------------------------------------------------------------------------

MASSACHUSETTS (3.8%)

Massachusetts Bay Transportation Authority
  Special Assessment Bonds
  Series 2005A
   07-01-25                                5.00        1,450,000      1,518,469
   07-01-26                                5.00        1,450,000      1,516,164
   07-01-31                                5.00        1,500,000      1,553,040
Massachusetts Health & Educational Facilities Authority
  Revenue Bonds
  Harvard University
  Series 2002FF
   07-15-37                                5.13        2,500,000      2,589,825

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                 COUPON        PRINCIPAL
ISSUE(c),(d)                              RATE          AMOUNT         VALUE(a)
MASSACHUSETTS (CONT.)

Massachusetts School Building Authority
  Revenue Bonds
  Series 2005A (FSA)
   08-15-22                                5.00%     $ 1,200,000    $ 1,263,996
   08-15-24                                5.00          900,000        942,912
Massachusetts State Water Pollution Abatement
  Revenue Bonds
  Pool Program
  Series 2004-10
   08-01-34                                5.00        4,000,000      4,127,360
Route 3 North Transit Improvement Association
  Revenue Bonds
  Series 2000 (MBIA)
   06-15-17                                5.75        7,570,000      8,204,819
Woods Hole Martha's Vineyard & Nantucket Steamship
  Authority
  Revenue Bonds
  Series 2004B
   03-01-20                                5.00        2,505,000      2,653,046
                                                                    -----------
Total                                                                24,369,631
-------------------------------------------------------------------------------

MICHIGAN (4.7%)

Dickinson County Economic Development Corporation
  Refunding Revenue Bonds
  International Paper Company Projects
  Series 2004A
   11-01-18                                4.80        2,000,000      1,962,200
Michigan Municipal Bond Authority
  Revenue Bonds
  Clean Water Revolving Fund
  Series 2001
   10-01-14                                5.00        1,000,000      1,059,950
   10-01-19                                5.25        2,000,000      2,143,620
Michigan Municipal Bond Authority
  Revenue Bonds
  Drinking Water State Revolving Fund
  Series 2002
   10-01-22                                5.00        2,350,000      2,468,910
Michigan Municipal Bond Authority
  Revenue Bonds
  Drinking Water State Revolving Fund
  Series 2004
   10-01-21                                5.00        2,500,000      2,638,475
Michigan Municipal Bond Authority
  Revenue Bonds
  School District City of Detroit
  Series 2005 (FSA)
   06-01-19                                5.00%     $   500,000    $   527,430
Michigan Public Power Agency
  Refunding Revenue Bonds
  Belle River Project
  Series 2002A (MBIA)
   01-01-14                                5.25        1,000,000      1,094,140
Michigan State Hospital Finance Authority
  Revenue Bonds
  McLaren Health Care
  Series 2005C
   08-01-35                                5.00        3,000,000      3,031,860
Michigan State Hospital Finance Authority
  Revenue Bonds
  Oakwood Obligated Group
  Series 2003
   11-01-18                                5.50        4,070,000      4,339,434
New Haven Community Schools
  Unlimited General Obligation Bonds
  School Building & Site
  Series 2002
  (Qualified School Board Loan Fund)
   05-01-22                                5.25        5,500,000      5,890,500
Summit Academy North
  Prerefunded Certificate of Participation
  Series 2001
   07-01-21                                7.13        1,615,000      1,854,440
Wayne State University
  Revenue Bonds
  Series 1999 (FGIC)
   11-15-19                                5.25        2,500,000      2,642,750
                                                                    -----------
Total                                                                29,653,709
-------------------------------------------------------------------------------

MINNESOTA (3.0%)

City of Breckenridge
  Revenue Bonds
  Catholic Health Initiatives
  Series 2004A
   05-01-30                                5.00        3,075,000      3,174,968

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
                    RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT -- 17

NAME OF
ISSUER AND
TITLE OF                                 COUPON        PRINCIPAL
ISSUE(c),(d)                              RATE          AMOUNT         VALUE(a)
MINNESOTA (CONT.)

City of Maple Grove
  Revenue Bonds
  North Memorial Health Care
  Series 2005
   09-01-29                                5.00%     $   515,000    $   522,102
Minneapolis Special School District #1
  Unlimited General Obligation Refunding Bonds
  Series 2005A (FSA)
  (School District Credit Enhancement Program)
   02-01-15                                5.00        1,000,000      1,076,160
Minneapolis-St. Paul Metropolitan Airports Commission
  Refunding Subordinated Revenue Bonds
  Series 2005C (FGIC)
   01-01-26                                5.00        1,465,000      1,519,015
Minneapolis-St. Paul Metropolitan Airports Commission
  Revenue Bonds
  Series 1998A (AMBAC)
   01-01-24                                5.20        3,000,000      3,115,470
Minnesota Higher Education Facilities Authority
  Revenue Bonds
  University of St. Thomas
  5th Series 2004Y
   10-01-34                                5.25        1,250,000      1,307,363
Minnesota State Municipal Power Agency
  Revenue Bonds
  Series 2005
   10-01-30                                5.00        1,000,000      1,016,230
State of Minnesota
  Unlimited General Obligation Bonds
  Series 2005
   10-01-19                                5.00        1,000,000      1,072,950
State of Minnesota
  Unlimited General Obligation Refunding Bonds
  Series 2003
   08-01-13                                4.00        5,000,000      5,092,349
Todd Morrison Cass & Wadena Counties
  United Hospital District
  Unlimited General Obligation Bonds
  Health Care Facilities-Lakewood
  Series 2004
   12-01-34                                5.00        1,000,000      1,007,920
                                                                    -----------
Total                                                                18,904,527
-------------------------------------------------------------------------------

MISSOURI (0.7%)

Missouri State Health & Educational Facilities Authority
  Revenue Bonds
  Park College
  Series 1999
   06-01-19                                5.88%     $ 4,000,000    $ 4,200,720
-------------------------------------------------------------------------------

MONTANA (0.2%)

State of Montana
  Unlimited General Obligation Refunding Bonds
  Long-Range Building Program
  Series 2003G
   08-01-14                                4.00        1,520,000      1,529,895
-------------------------------------------------------------------------------

NEBRASKA (-%)

Nebraska Public Power District
  Unrefunded Revenue Bonds
  Series 1998A (MBIA)
   01-01-14                                5.25          290,000        302,690
-------------------------------------------------------------------------------

NEVADA (3.6%)
City of Las Vegas
  Special Assessment Bonds
  Special Improvement District #808 - Summerlin
  Series 2001
   06-01-11                                6.00        1,980,000      2,055,834
Clark County School District
  Limited General Obligation Refunding Bonds
  Series 1998 (FSA)
   06-15-12                                5.50       10,000,000     11,035,301
Director of the State of Nevada
  Department of Business & Industry
  Revenue Bonds
  Capital Appreciation
  Las Vegas Monorail
  Zero Coupon
  Series 2000 (AMBAC)
   01-01-15                                5.65        9,870,000(b)   6,550,620
Washoe County Airport Authority
  Refunding Revenue Bonds
  Series 2003 (FSA)
   07-01-09                                5.00        3,110,000      3,257,849
                                                                    -----------
Total                                                                22,899,604
-------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18 -- RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                 COUPON        PRINCIPAL
ISSUE(c),(d)                              RATE          AMOUNT         VALUE(a)
NEW JERSEY (5.1%)

New Jersey Economic Development Authority
  Revenue Bonds
  Cigarette Tax
  Series 2004 (FGIC)
   06-15-11                                5.00%     $ 5,000,000    $ 5,291,450
New Jersey Sports & Exposition Authority
  Series 2000A Inverse Floater
   03-01-16                                8.36        3,385,000(f)   3,935,469
New Jersey Sports & Exposition Authority
  Series 2000B Inverse Floater
   03-01-17                                8.36        3,535,000(f)   4,104,135
New Jersey Sports & Exposition Authority
  Series 2000C Inverse Floater
   03-01-18                                8.36        3,490,000(f)   4,046,166
New Jersey Transportation Trust Fund Authority
  Prerefunded Revenue Bonds
  Residual Certificates
  Series 2000 Inverse Floater (FSA)
   06-15-14                                8.83        5,000,000(f)   6,047,100
New Jersey Transportation Trust Fund Authority
  Revenue Bonds
  Transportation System
  Series 2005D (FSA)
   06-15-20                                5.00        1,250,000      1,317,800
Tobacco Settlement Financing Corporation
  Asset-backed Revenue Bonds
  Series 2002
   06-01-32                                5.75        1,250,000      1,281,038
   06-01-37                                6.00        2,175,000      2,246,514
Tobacco Settlement Financing Corporation
  Revenue Bonds
  Series 2003
   06-01-32                                6.38        1,400,000      1,533,742
   06-01-39                                6.75        1,250,000      1,394,425
   06-01-43                                6.25          750,000        813,360
                                                                    -----------
Total                                                                32,011,199
-------------------------------------------------------------------------------

NEW YORK (12.2%)

City of New York
  Unlimited General Obligation Bonds
  Series 2002G (FGIC)
   08-01-10                                5.50       10,000,000     10,802,799
City of New York
  Unlimited General Obligation Bonds
  Series 2003I
   03-01-27                                5.38        5,000,000      5,315,000
City of New York
  Unlimited General Obligation Bonds
  Series 2003J
   06-01-19                                5.50%     $ 2,500,000    $ 2,698,650
City of New York
  Unlimited General Obligation Bonds
  Series 2004D
   11-01-34                                5.00        1,000,000      1,017,940
Metropolitan Transportation Authority
  Refunding Revenue Bonds
  Series 2002A
   01-01-16                                5.75        2,500,000      2,813,325
   11-15-32                                5.75        5,000,000      5,516,299
Metropolitan Transportation Authority
  Revenue Bonds
  Series 2005F
   11-15-12                                5.00        1,000,000(h)   1,070,730
   11-15-35                                5.00          750,000(h)     764,700
New York City Municipal Water Finance Authority
  Revenue Bonds
  Series 2005D (AMBAC)
   06-15-39                                5.00        2,000,000      2,058,020
New York City Transitional Finance Authority
  Revenue Bonds
  Future Tax Secured
  Series 2003E (MBIA)
   02-01-20                                5.25        1,000,000      1,070,000
New York State Dormitory Authority
  Prerefunded Revenue Bonds
  State Personal Income Tax (Education)
  Series 2003A
   03-15-27                                5.00        4,725,000      5,110,371
New York State Dormitory Authority
  Revenue Bonds
  Consolidated City University System
  2nd General Resolution
  Series 1993A
   07-01-18                                5.75        5,500,000      6,200,204
New York State Dormitory Authority
  Revenue Bonds
  Hospital
  Series 2004A (FHA/FSA)
   02-15-13                                5.25        1,750,000      1,902,583

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
                    RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT -- 19

NAME OF
ISSUER AND
TITLE OF                                 COUPON        PRINCIPAL
ISSUE(c),(d)                              RATE          AMOUNT         VALUE(a)
NEW YORK (CONT.)

New York State Dormitory Authority
  Revenue Bonds
  Mental Health Services Facilities Improvement
  Series 2005B (AMBAC)
   02-15-30                                5.00%     $ 1,390,000    $ 1,433,312
New York State Dormitory Authority
  Revenue Bonds
  Sloan-Kettering Memorial Center
  Series 2003 (MBIA)
   07-01-23                                5.00        5,000,000      5,201,050
   07-01-24                                5.00        2,500,000      2,595,625
New York State Dormitory Authority
  Revenue Bonds
  Series 2002B (AMBAC)
   11-15-26                                5.25        4,000,000      4,314,440
New York State Energy Research & Development Authority
  Revenue Bonds
  New York State Electric & Gas
  Series 1985 (MBIA)
   03-15-15                                4.10        2,400,000      2,399,880
New York State Energy Research & Development Authority
  Revenue Bonds
  New York State Electric & Gas
  Series 1985B (MBIA)
   10-15-15                                4.00        3,000,000      2,975,730
New York State Environmental Facilities Corporation
  Revenue Bonds
  Revolving Funds
  Series 2003
   06-15-32                                5.00          805,000        831,485
New York State Thruway Authority
  Revenue Bonds
  Series 2005G (FSA)
   01-01-28                                5.00          750,000        781,253
New York State Urban Development Corporation
  Revenue Bonds
  Series 2002A
   01-01-09                                5.00        3,500,000      3,651,585
Port Authority of New York & New Jersey
  Revenue Bonds
  Consolidated 134th
  Series 2004
   07-15-34                                5.00        2,000,000      2,059,120
Sales Tax Asset Receivables Corporation
  Revenue Bonds
  Series 2004A (MBIA)
   10-15-23                                5.00%     $   800,000    $   839,656
Tobacco Settlement Financing Authority
  Revenue Bonds
  Series 2003C-1
   06-01-14                                5.50        3,025,000      3,203,717
Westchester Tobacco Asset Securitization
  Revenue Bonds
  Series 2005
   06-01-26                                5.00          350,000        335,689
                                                                    ------------
Total                                                                76,963,163
-------------------------------------------------------------------------------

NORTH CAROLINA (2.9%)

City of Charlotte
  Certificate of Participation
  Governmental Facilities Projects
  Series 2003G
   06-01-28                                5.00        1,750,000      1,803,970
North Carolina Eastern Municipal Power Agency
  Refunding Revenue Bonds
  Series 2003A
   01-01-10                                5.50        2,375,000      2,525,931
North Carolina Eastern Municipal Power Agency
  Refunding Revenue Bonds
  Series 2003F
   01-01-14                                5.50        5,000,000      5,440,950
North Carolina Municipal Power Agency #1 Catawba
  Revenue Bonds
  Series 2003A
   01-01-11                                5.50        5,125,000      5,491,592
State of North Carolina
  Unlimited General Obligation Bonds
  Public Improvements
  Series 2003B
   04-01-21                                4.50        3,000,000      3,027,780
                                                                    -----------
Total                                                                18,290,223
-------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
20 -- RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                 COUPON        PRINCIPAL
ISSUE(c),(d)                              RATE          AMOUNT         VALUE(a)
OHIO (2.3%)

City of Hamilton
  Refunding Revenue Bonds
  Series 2002A (FSA)
   10-15-25                                4.70%     $ 1,500,000    $ 1,503,975
County of Cuyahoga
  Refunding Revenue Bonds
  Series 2003A
   01-01-32                                6.00        4,000,000      4,378,560
Miami University
   Refunding Revenue Bonds
Series 2005 (AMBAC)
   09-01-23                                4.75        2,435,000      2,507,612
Ohio State University
  Revenue Bonds
  Series 2005A
   06-01-30                                4.75        3,200,000      3,224,320
State of Ohio
  Unlimited General Obligation Bonds
  Highway Capital Improvement
  Series 2005I
   05-01-14                                5.00        2,545,000      2,751,476
                                                                    -----------
Total                                                                14,365,943
-------------------------------------------------------------------------------

OREGON (1.4%)

Oregon State Department of Administrative Services
  Revenue Bonds
  Series 2003 (FSA)
   09-01-11                                5.00        5,000,000      5,357,100
Oregon State Housing & Community Services Department
  Revenue Bonds
  Single Family Mortgage Program
  Series 2003A
   07-01-24                                4.80        3,140,000      3,101,880
Umatilla County Hospital Facility Authority
  Revenue Bonds
  Catholic Health Initiatives
  Series 2004A
   05-01-32                                5.00          500,000        510,295
                                                                    -----------
Total                                                                 8,969,275
-------------------------------------------------------------------------------

PENNSYLVANIA (1.5%)

Allegheny County Hospital Development Authority
  Refunding Revenue Bonds
  Capital Appreciation
  Magee-Women's Hospital Project
  Zero Coupon
  Series 1992 (FGIC)
   10-01-17                                5.81%     $ 5,115,000(b) $ 3,001,584
Lehigh County Industrial Development Authority
  Refunding Revenue Bonds
  PPL Electric Utilities Corporation Project
  Series 2005 (FGIC)
   02-15-27                                4.75        1,450,000      1,459,570
Pennsylvania Industrial Development Authority
  Revenue Bonds
  Economic Development
  Series 2002 (AMBAC)
   07-01-09                                5.00        4,825,000      5,080,822
                                                                    ------------
Total                                                                 9,541,976
-------------------------------------------------------------------------------

PUERTO RICO (1.2%)(g)
Puerto Rico Municipal Finance Agency
  Unlimited General Obligation Bonds
  Series 2000R Inverse Floater (FSA)
   08-01-13                                8.38        5,000,000(f)   5,864,100
Puerto Rico Public Buildings Authority
  Refunding Revenue Bonds
  Government Facilities
  Series 2004J (AMBAC)
   07-01-36                                5.00        1,750,000      1,868,965
                                                                    -----------
Total                                                                 7,733,065
-------------------------------------------------------------------------------

SOUTH CAROLINA (1.3%)

Lexington County
  Revenue Bonds
  Series 2004
   05-01-24                                5.50        2,100,000      2,234,946
South Carolina Transportation Infrastructure Bank
  Revenue Bonds
  Junior Lien
  Series 2001B (AMBAC)
   10-01-31                                5.25        5,000,000      5,249,950
Tobacco Settlement Revenue Management Authority
  Revenue Bonds
  Series 2001B
   05-15-22                                6.00        1,000,000      1,035,400
                                                                    -----------
Total                                                                 8,520,296
-------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
                    RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT -- 21

NAME OF
ISSUER AND
TITLE OF                                 COUPON        PRINCIPAL
ISSUE(c),(d)                              RATE          AMOUNT         VALUE(a)
TEXAS (8.6%)

Alief Independent School District
  Unlimited General Obligation Refunding Bonds
  School Building
  Series 2005
  (Permanent School Fund Guarantee)
   02-15-14                                5.00%     $ 3,000,000    $ 3,220,680
Brazosport Independent School District
  Unlimited General Obligation Bonds
  Series 2003C
  (Permanent School Fund Guarantee)
   02-15-19                                5.00        1,525,000      1,602,882
City of Austin
  Refunding Revenue Bonds
  Capital Appreciation
  Zero Coupon
  Series 1992 (AMBAC)
   11-15-10                                6.51        5,055,000(b)   4,184,327
City of San Antonio
  Refunding Revenue Bonds
  Series 2003
   02-01-09                                5.25        2,000,000      2,106,660
   02-01-13                                5.25        3,000,000      3,268,200
City of San Antonio
  Revenue Bonds
  Series 1992 Escrowed to Maturity (FGIC)
   05-15-07                                6.40        3,695,000      3,857,839
City of San Antonio
  Revenue Bonds
  Series 2003 (MBIA)
   02-01-20                                5.00        1,980,000      2,065,714
Clint Independent School District
  Unlimited General Obligation Bonds
  Series 2003A
  (Permanent School Fund Guarantee)
   08-15-29                                5.13        6,425,000      6,713,033
Dawson County Hospital District
  Limited General Obligation Bonds
  Series 2005 (AMBAC)
   02-15-31                                5.13          825,000        855,245
Duncanville Independent School District
Prerefunded Unlimited General Obligation Bonds
  Capital Appreciation
  Series 2001
  (Permanent School Fund Guarantee)
   02-15-28                                5.65        6,965,000      7,730,662
Duncanville Independent School District
  Unrefunded Unlimited General Obligation Bonds
  Capital Appreciation
  Series 2001
  (Permanent School Fund Guarantee)
   02-15-28                                5.65%     $    35,000    $    38,189
Houston Independent School District
  Limited General Obligation Refunding Bonds
  Series 2005 (FSA)
   07-15-15                                5.00        5,000,000      5,366,600
Midland Independent School District
  Unlimited General Obligation Refunding Bonds
  Series 2003
  (Permanent School Fund Guarantee)
   02-15-19                                5.25        2,220,000      2,381,816
Richardson Independent School District
  Unlimited General Obligation Bonds
  Series 2003
  (Permanent School Fund Guarantee)
   02-15-11                                4.00        8,285,000      8,440,343
San Marcos Consolidated Independent School District
  Unlimited General Obligation Bonds
  Series 2004
  (Permanent School Fund Guarantee)
   08-01-21                                5.25        2,150,000      2,312,282
                                                                    -----------
Total                                                                54,144,472
-------------------------------------------------------------------------------

VIRGINIA (1.1%)

Loudoun County Sanitation Authority
  Revenue Bonds
  Series 2004
   01-01-33                                5.00        1,180,000      1,219,955
Tobacco Settlement Financing Corporation
  Asset-backed Revenue Bonds
  Series 2005
   06-01-26                                5.50          425,000        428,532
Virginia College Building Authority
  Revenue Bonds
  21st Century College Equipment
  Series 2003A
   02-01-18                                5.00        2,000,000      2,113,080

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
22 -- RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                 COUPON        PRINCIPAL
ISSUE(c),(d)                              RATE          AMOUNT          VALUE(a)
VIRGINIA (CONT.)

Virginia Public School Authority
  Revenue Bonds
  School Financing
  Series 2001A
   08-01-16                                5.00%     $ 3,300,000    $  3,512,454
                                                                    ------------
Total                                                                  7,274,021
--------------------------------------------------------------------------------

WASHINGTON (6.5%)

City of Seattle
  Improvement & Refunding Revenue Bonds
  Series 2001 (FSA)
   03-01-26                                5.13        3,415,000       3,523,051
Energy Northwest
  Refunding Revenue Bonds
  Project #3
  Series 2003A (MBIA)
   07-01-12                                5.50        8,000,000       8,808,560
Grant County Public Utility District #2 Priest Rapids
  Refunding Revenue Bonds
  Series 2001H (FSA)
   01-01-09                                5.00        9,635,000      10,078,017
State of Washington
  Unlimited General Obligation Bonds
  Motor Vehicle Fuel Tax
  Series 2005C
   06-01-28                                5.00          830,000         858,519
State of Washington
  Unlimited General Obligation Bonds
  Series 2005D (FSA)
   01-01-15                                5.00        2,820,000       3,034,940
State of Washington
  Unlimited General Obligation Bonds
  Various Purpose
  Series 1999B
   01-01-13                                5.00        2,675,000       2,778,977
Tobacco Settlement Authority of Washington
  Asset-backed Revenue Bonds
  Series 2002
   06-01-32                                6.63          750,000         804,083
Vancouver
  Limited General Obligation Bonds
  Limited Tax
  Series 2003 (AMBAC)
   12-01-29                                5.00        3,650,000       3,758,953
Washington Public Power Supply System
  Refunding Revenue Bonds
  Capital Appreciation
  Zero Coupon
  Series 1989B (MBIA)
   07-01-13                                6.61%     $10,360,000(b) $  7,556,998
                                                                    ------------
Total                                                                 41,202,098
--------------------------------------------------------------------------------

WISCONSIN (0.6%)

Badger Tobacco Asset Securitization Corporation
  Asset-backed Revenue Bonds
  Series 2002
   06-01-27                                6.13        1,150,000       1,205,223
Wisconsin Health & Educational Facilities Authority
  Revenue Bonds
  Wheaton Franciscan Services
  Series 2003A
   08-15-33                                5.13        2,400,000       2,441,784
                                                                    ------------
Total                                                                  3,647,007
--------------------------------------------------------------------------------

TOTAL MUNICIPAL BONDS
(Cost: $584,701,067)                                                $607,071,623
--------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
                    RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT -- 23

MUNICIPAL NOTES (3.0%)

                                                       AMOUNT
                                      EFFECTIVE       PAYABLE AT
ISSUE(c),(d),(e)                        YIELD         MATURITY         VALUE(a)
COLORADO (1.0%)

Colorado Educational & Cultural Facilities Authority
  Revenue Bonds
  National Jewish Federal Program
  V.R.D.N. Series 2005A-8
  (Bank of America)
   09-01-35                                3.00%      $6,400,000   $  6,400,000
-------------------------------------------------------------------------------

ILLINOIS (0.1%)

Illinois Health Facilities Authority
  Revenue Bonds
  University Chicago Hospitals Project
  V.R.D.N. Series 1994C
  (JPMorgan Chase Bank) MBIA
   08-15-26                                3.01          700,000        700,000

NEW YORK (0.1%)

City of New York
  Unlimited General Obligation Bonds
  V.R.D.N. Series 2005E-2
  (Bank of America)
   08-01-34                                2.99          600,000        600,000

PENNSYLVANIA (--%)

Philadelphia Hospitals & Higher Education Facilities
Authority
  Revenue Bonds
  Children's Hospital Project
  V.R.D.N. Series 2002C
  (JPMorgan Chase Bank) MBIA
   07-01-31                                2.98          100,000        100,000

TENNESSEE (0.6%)

Clarksville Public Building Authority
  Revenue Bonds
  Pooled Financing
  Tennessee Municipal Bond Fund
  V.R.D.N. Series 2004 (Bank of America)
   07-01-34                                3.03        2,600,000      2,600,000
Montgomery County Public Building Authority
  Revenue Bonds
  Tennessee County Loan Pool
  V.R.D.N. Series 2002 (Bank of America)
   04-01-32                                3.03          900,000        900,000
                                                                   ------------
Total                                                                 3,500,000
-------------------------------------------------------------------------------

TEXAS (1.0%)

Bell County Health Facility Development Corporation
  Revenue Bonds
  Scott & White Memorial Hospital
  V.R.D.N. Series 2001-1
  (JPMorgan Chase Bank) MBIA
   08-15-31                                3.00%      $1,460,000   $  1,460,000
Harris County Health Facilities Development Corporation
  Revenue Bonds
  Texas Medical Center Project
  V.R.D.N. Series 1999B
  (JPMorgan Chase Bank) FSA
   05-15-29                                3.00        2,500,000      2,500,000
Harris County Health Facilities Development Corporation
  Revenue Bonds
  Texas Medical Center Project
  V.R.D.N. Series 2001
  (Chase Manhattan Bank) MBIA
   09-01-31                                3.00        2,500,000      2,500,000
                                                                   ------------
Total                                                                 6,460,000
-------------------------------------------------------------------------------

WASHINGTON (0.2%)

Washington Health Care Facilities Authority
  Revenue Bonds
  Providence Services
  V.R.D.N. Series 2002A
  (JPMorgan Chase Bank) MBIA
   12-01-30                                3.00        1,400,000      1,400,000
-------------------------------------------------------------------------------

TOTAL MUNICIPAL NOTES
(Cost: $19,160,000)                                                $ 19,160,000
-------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $603,861,067)(i)                                            $626,231,623
===============================================================================

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
24 -- RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(c) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

      ACA       --  ACA Financial Guaranty Corporation
      AMBAC     --  American Municipal Bond Association Corporation
      BIG       --  Bond Investors Guarantee
      CGIC      --  Capital Guaranty Insurance Company
      FGIC      --  Financial Guaranty Insurance Company
      FHA       --  Federal Housing Authority
      FNMA      --  Federal National Mortgage Association
      FHLMC     --  Federal Home Loan Mortgage Corporation
      FSA       --  Financial Security Assurance
      GNMA      --  Government National Mortgage Association
      MBIA      --  MBIA Insurance Corporation
      XLCA      --  XL Capital Assurance

(d)   The following abbreviations may be used in the portfolio descriptions:

      B.A.N.    --  Bond Anticipation Note
      C.P.      --  Commercial Paper
      R.A.N.    --  Revenue Anticipation Note
      T.A.N.    --  Tax Anticipation Note
      T.R.A.N.  --  Tax & Revenue Anticipation Note
      V.R.      --  Variable Rate
      V.R.D.B.  --  Variable Rate Demand Bond
      V.R.D.N.  --  Variable Rate Demand Note

(e) The Fund is entitled to receive principal and interest from the party within parentheses after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on Nov. 30, 2005.

(f) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on Nov. 30, 2005. At Nov. 30, 2005, the value of inverse floaters represented 3.8% of net assets.

(g) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 1.2% of net assets as of Nov. 30, 2005.

--------------------------------------------------------------------------------
                    RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT -- 25

(h) At Nov. 30, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $2,562,970.

(i) At Nov. 30, 2005, the cost of securities for federal income tax purposes was $603,176,759 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $26,001,317
      Unrealized depreciation                                       (2,946,453)
      -------------------------------------------------------------------------
      Net unrealized appreciation                                  $23,054,864
      -------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

--------------------------------------------------------------------------------
26 -- RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RIVERSOURCE TAX-EXEMPT BOND FUND

NOV. 30, 2005

ASSETS

Investments in securities, at value (Note 1)
   (identified cost $603,861,067)                                                                     $626,231,623
Capital shares receivable                                                                                    3,666
Accrued interest receivable                                                                              9,434,058
Receivable for investment securities sold                                                                1,170,987
------------------------------------------------------------------------------------------------------------------
Total assets                                                                                           636,840,334
------------------------------------------------------------------------------------------------------------------

LIABILITIES
Disbursements in excess of cash on demand deposit                                                          210,160
Dividends payable to shareholders                                                                           44,136
Capital shares payable                                                                                      13,819
Payable for investment securities purchased                                                              2,562,970
Accrued investment management services fee                                                                   7,804
Accrued distribution fee                                                                                   144,431
Accrued transfer agency fee                                                                                    789
Accrued administrative services fee                                                                          1,976
Other accrued expenses                                                                                      92,789
------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                        3,078,874
------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                                    $633,761,460
==================================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                              $  1,649,179
Additional paid-in capital                                                                             607,065,990
Undistributed net investment income                                                                        684,308
Accumulated net realized gain (loss)                                                                     1,991,427
Unrealized appreciation (depreciation) on investments                                                   22,370,556
------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                              $633,761,460
==================================================================================================================
Net assets applicable to outstanding shares:                            Class A                       $601,070,861
                                                                        Class B                       $ 28,874,300
                                                                        Class C                       $  3,814,428
                                                                        Class Y                       $      1,871
Net asset value per share of outstanding capital stock:                 Class A shares  156,411,350   $       3.84
                                                                        Class B shares    7,513,770   $       3.84
                                                                        Class C shares      992,278   $       3.84
                                                                        Class Y shares          487   $       3.84
------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                    RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT -- 27

STATEMENT OF OPERATIONS

RIVERSOURCE TAX-EXEMPT BOND FUND

YEAR ENDED NOV. 30, 2005

INVESTMENT INCOME

Income:
Interest                                                                                   $29,745,279
------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                           3,066,023
Distribution fee
   Class A                                                                                   1,609,147
   Class B                                                                                     333,246
   Class C                                                                                      43,532
Transfer agency fee                                                                            321,846
Incremental transfer agency fee
   Class A                                                                                      30,088
   Class B                                                                                       4,553
   Class C                                                                                         874
Service fee -- Class Y                                                                               3
Administrative services fees and expenses                                                      321,037
Compensation of board members                                                                   13,135
Custodian fees                                                                                  47,450
Printing and postage                                                                            72,159
Registration fees                                                                               46,700
Audit fees                                                                                      38,000
Other                                                                                           29,241
------------------------------------------------------------------------------------------------------
Total expenses                                                                               5,977,034
   Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)            (79,967)
------------------------------------------------------------------------------------------------------
                                                                                             5,897,067
   Earnings credits on cash balances (Note 2)                                                  (30,563)
------------------------------------------------------------------------------------------------------
Total net expenses                                                                           5,866,504
------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                             23,878,775
------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on security transactions (Note 3)                                   3,615,351
Net change in unrealized appreciation (depreciation) on investments                         (5,733,448)
------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                              (2,118,097)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                            $21,760,678
======================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
28 -- RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

RIVERSOURCE TAX-EXEMPT BOND FUND

YEAR ENDED NOV. 30,                                                            2005               2004
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                          $    23,878,775    $    27,016,776
Net realized gain (loss) on investments                                        3,615,351          6,955,119
Net change in unrealized appreciation (depreciation) on investments           (5,733,448)        (9,619,863)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               21,760,678         24,352,032
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                                (22,744,127)       (25,586,936)
      Class B                                                                   (924,695)        (1,202,448)
      Class C                                                                   (120,710)          (147,432)
      Class Y                                                                        (69)               (70)
   Net realized gain
      Class A                                                                 (5,279,704)       (37,024,215)
      Class B                                                                   (280,376)        (2,366,963)
      Class C                                                                    (36,263)          (305,886)
      Class Y                                                                        (15)               (98)
-----------------------------------------------------------------------------------------------------------
Total distributions                                                          (29,385,959)       (66,634,048)
-----------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                                    27,795,877         43,647,627
   Class B shares                                                              2,217,382          3,262,137
   Class C shares                                                                908,496          1,207,396
Reinvestment of distributions at net asset value
   Class A shares                                                             20,573,533         48,520,409
   Class B shares                                                              1,026,616          3,140,305
   Class C shares                                                                149,443            424,950
Payments for redemptions
   Class A shares                                                           (114,403,213)      (155,629,120)
   Class B shares (Note 2)                                                   (10,069,989)       (17,873,834)
   Class C shares (Note 2)                                                    (1,849,145)        (3,038,821)
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions            (73,651,000)       (76,338,951)
-----------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                      (81,276,281)      (118,620,967)
Net assets at beginning of year                                              715,037,741        833,658,708
-----------------------------------------------------------------------------------------------------------
Net assets at end of year                                                $   633,761,460    $   715,037,741
===========================================================================================================
Undistributed net investment income                                      $       684,308    $       595,134
-----------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                    RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT -- 29

NOTES TO FINANCIAL STATEMENTS

RIVERSOURCE TAX-EXEMPT BOND FUND (FORMERLY AXP TAX-EXEMPT BOND FUND)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Tax-Exempt Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Tax-Exempt Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in investment-grade bonds and other debt obligations whose interest is exempt from federal income tax.

The Fund offers Class A, Class B, Class C and Class Y shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class Y shares have no sales charge and are offered only to qualifying institutional investors.

At Nov. 30, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) owned 100% of Class Y shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the Board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
30 -- RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Nov. 30, 2005, the Fund has entered into outstanding when-issued securities of $2,562,970.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Fund may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
                    RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT -- 31

SWAP TRANSACTIONS

To produce incremental earnings, to gain exposure to or protect itself from market changes, the Fund may enter into swap agreements. Swaps are an agreement between two parties to exchange periodic cash flows based on a specified amount of principal. The net cash flow is generally the difference between a floating market interest rate versus a fixed interest rate. The Fund may employ swaps to synthetically add or subtract principal exposure to the municipal market.

Risks of entering into a swap include a lack of correlation between swaps and the portfolio of municipal bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the swap to experience adverse changes in value relative to expectations. In addition, swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the swap positions entered.

Swaps are valued daily and unrealized appreciation and depreciation is recorded. The Fund will realize a gain or loss when the swap is terminated. The Fund did not enter into any swap agreements for the year ended Nov. 30, 2005.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
32 -- RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED NOV. 30,                                     2005          2004
------------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income - tax-exempt distributions*    $23,394,813   $32,353,896
      Long-term capital gain                           4,629,018    30,257,255

CLASS B
Distributions paid from:
      Ordinary income - tax-exempt distributions*        959,249     1,635,061
      Long-term capital gain                             245,822     1,934,350

CLASS C
Distributions paid from:
      Ordinary income - tax-exempt distributions*        125,179       203,340
      Long-term capital gain                              31,794       249,978

CLASS Y
Distributions paid from:
      Ordinary income - tax-exempt distributions*             71            88
      Long-term capital gain                                  13            80

* Tax-exempt distributions were 97.22% and 99.93% for the years 2005 and 2004, respectively.

At Nov. 30, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed income                                               $   165,997
Accumulated long-term gain (loss)                                  $ 2,521,243
Unrealized appreciation (depreciation)                             $22,403,187

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
                    RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT -- 33

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.45% to 0.35% annually as the Fund's assets increase.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.04% to 0.02% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

- Class A $20.50
- Class B $21.50
- Class C $21.00
- Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

--------------------------------------------------------------------------------
34 -- RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $319,277 for Class A, $50,147 for Class B and $2,202 for Class C for the year ended Nov 30, 2005.

Beginning Oct. 1, 2005, a new agreement to waive certain fees and expenses is effective until Nov. 30, 2006, such that net expenses will not exceed 0.79% for Class A, 1.55% for Class B, 1.55% for Class C and 0.64% for Class Y. For the year ended Nov. 30, 2005, the Investment Manager and its affiliates waived certain fees and expenses to 0.82% for Class A, 1.58% for Class B, 1.59% for Class C and 0.66% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B and Class C were $54,511, $2,609 and $386, respectively, and the management fees waived at the Fund level were $22,461.

During the year ended Nov. 30, 2005, the Fund's custodian and transfer agency fees were reduced by $30,563 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $188,082,877 and $261,948,393, respectively, for the year ended Nov. 30, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                   YEAR ENDED NOV. 30, 2005
                                       CLASS A        CLASS B     CLASS C    CLASS Y
------------------------------------------------------------------------------------
Sold                                   7,138,896       569,330     233,300        --
Issued for reinvested distributions    5,289,691       263,901      38,413        --
Redeemed                             (29,433,085)   (2,587,251)   (476,458)       --
------------------------------------------------------------------------------------
Net increase (decrease)              (17,004,498)   (1,754,020)   (204,745)       --
------------------------------------------------------------------------------------

                                                   YEAR ENDED NOV. 30, 2004
                                       CLASS A        CLASS B     CLASS C    CLASS Y
------------------------------------------------------------------------------------
Sold                                  11,135,955       830,779     308,782        --
Issued for reinvested distributions   12,379,459       800,942     108,364        --
Redeemed                             (39,719,203)   (4,576,619)   (775,364)       --
------------------------------------------------------------------------------------
Net increase (decrease)              (16,203,789)   (2,944,898)   (358,218)       --
------------------------------------------------------------------------------------

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended Nov. 30, 2005.

--------------------------------------------------------------------------------
                    RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT -- 35

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED NOV. 30,                                             2005         2004         2003         2002         2001
Net asset value, beginning of period                                    $3.89        $4.10        $4.05        $4.05        $3.93
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              .14          .14          .15          .17          .19
Net gains (losses) (both realized and unrealized)                        (.02)        (.01)         .08           --          .12
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          .12          .13          .23          .17          .31
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                     (.14)        (.14)        (.15)        (.17)        (.19)
Distributions from realized gains                                        (.03)        (.20)        (.03)          --           --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      (.17)        (.34)        (.18)        (.17)        (.19)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $3.84        $3.89        $4.10        $4.05        $4.05
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                 $ 601        $ 674        $ 777        $ 828        $ 866
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                          .82%(c)      .82%         .82%         .81%         .81%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        3.55%        3.55%        3.78%        4.23%        4.54%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                  29%          21%          92%         102%          53%
---------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                          3.06%        3.33%        5.91%        4.30%        7.88%
---------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class A would have been 0.83% for the year ended Nov. 30, 2005.
(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
36 -- RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED NOV. 30,                                             2005         2004         2003         2002         2001
Net asset value, beginning of period                                    $3.89        $4.10        $4.06        $4.05        $3.93
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              .11          .11          .12          .15          .16
Net gains (losses) (both realized and unrealized)                        (.02)        (.01)         .07           --          .12
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          .09          .10          .19          .15          .28
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                     (.11)        (.11)        (.12)        (.14)        (.16)
Distributions from realized gains                                        (.03)        (.20)        (.03)          --           --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      (.14)        (.31)        (.15)        (.14)        (.16)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $3.84        $3.89        $4.10        $4.06        $4.05
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                 $  29        $  36        $  50        $  60        $  53
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                         1.58%(c)     1.58%        1.58%        1.57%        1.57%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        2.78%        2.80%        3.02%        3.47%        3.77%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                  29%          21%          92%         102%          53%
---------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                          2.29%        2.55%        4.85%        3.77%        7.07%
---------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class B would have been 1.59% for the year ended Nov. 30, 2005.
(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
                    RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT -- 37

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED NOV. 30,                                             2005         2004         2003         2002         2001
Net asset value, beginning of period                                    $3.89        $4.10        $4.06        $4.06        $3.93
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              .11          .11          .12          .14          .16
Net gains (losses) (both realized and unrealized)                        (.02)        (.01)         .07           --          .13
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          .09          .10          .19          .14          .29
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                     (.11)        (.11)        (.12)        (.14)        (.16)
Distributions from realized gains                                        (.03)        (.20)        (.03)          --           --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      (.14)        (.31)        (.15)        (.14)        (.16)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $3.84        $3.89        $4.10        $4.06        $4.06
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                 $   4        $   5        $   6        $   6        $   4
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                         1.59%(c)     1.58%        1.59%        1.57%        1.57%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        2.78%        2.80%        3.01%        3.39%        3.62%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                  29%          21%          92%         102%          53%
---------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                          2.29%        2.55%        4.84%        3.52%        7.35%
---------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class C would have been 1.60% for the year ended Nov. 30, 2005.
(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
38 -- RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT

CLASS Y

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED NOV. 30,                                             2005         2004         2003         2002         2001
Net asset value, beginning of period                                    $3.89        $4.10        $4.06        $4.06        $3.93
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              .15          .15          .16          .18          .19
Net gains (losses) (both realized and unrealized)                        (.02)        (.01)         .07           --          .13
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          .13          .14          .23          .18          .32
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                     (.15)        (.15)        (.16)        (.18)        (.19)
Distributions from realized gains                                        (.03)        (.20)        (.03)          --           --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      (.18)        (.35)        (.19)        (.18)        (.19)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $3.84        $3.89        $4.10        $4.06        $4.06
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                 $  --        $  --        $  --        $  --        $  --
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                          .66%(c)      .66%         .66%         .66%         .66%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        3.62%        3.66%        3.89%        4.32%        4.72%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                  29%          21%          92%         102%          53%
---------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                          3.19%        3.45%        5.74%        4.40%        8.28%
---------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class Y would have been 0.68% for the year ended Nov. 30, 2005.
(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
                    RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT -- 39

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
AXP TAX-EXEMPT SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Tax-Exempt Bond Fund (a series of AXP Tax-Exempt Series, Inc.) as of November 30, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended November 30, 2005, and the financial highlights for each of the years in the five-year period ended November 30, 2005. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Tax-Exempt Bond Fund as of November 30, 2005, the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.


KPMG LLP
Minneapolis, Minnesota
January 20, 2006

--------------------------------------------------------------------------------
40 -- RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on your year-end statement.

RIVERSOURCE TAX-EXEMPT BOND FUND
FISCAL YEAR ENDED NOV. 30, 2005

CLASS A

INCOME DISTRIBUTIONS 97.22% ARE TAX-EXEMPT.

PAYABLE DATE                                            PER SHARE
Dec. 22, 2004                                            $0.01420
Jan. 27, 2005                                             0.01361
Feb. 24, 2005                                             0.01072
March 30, 2005                                            0.01299
April 28, 2005                                            0.01079
May 26, 2005                                              0.01053
June 29, 2005                                             0.01274
July 28, 2005                                             0.01079
Aug. 29, 2005                                             0.01184
Sept. 29, 2005                                            0.01161
Oct. 27, 2005                                             0.01066
Nov. 29, 2005                                             0.01271
TOTAL                                                    $0.14319

CAPITAL GAIN DISTRIBUTION -- TAXABLE AS LONG-TERM CAPITAL GAIN.

PAYABLE DATE                                            PER SHARE
Dec. 22, 2004                                            $0.02682
TOTAL DISTRIBUTIONS                                      $0.17001

--------------------------------------------------------------------------------
                    RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT -- 41

CLASS B

INCOME DISTRIBUTIONS 97.22% ARE TAX-EXEMPT.

PAYABLE DATE                                            PER SHARE
Dec. 22, 2004                                            $0.01192
Jan. 27, 2005                                             0.01069
Feb. 24, 2005                                             0.00843
March 30, 2005                                            0.01025
April 28, 2005                                            0.00846
May 26, 2005                                              0.00827
June 29, 2005                                             0.00997
July 28, 2005                                             0.00843
Aug. 29, 2005                                             0.00923
Sept. 29, 2005                                            0.00909
Oct. 27, 2005                                             0.00849
Nov. 29, 2005                                             0.01015
TOTAL                                                    $0.11338

CAPITAL GAIN DISTRIBUTION - TAXABLE AS LONG-TERM CAPITAL GAIN.

PAYABLE DATE                                            PER SHARE
Dec. 22, 2004                                            $0.02682
TOTAL DISTRIBUTIONS                                      $0.14020

CLASS C

INCOME DISTRIBUTIONS 97.22% ARE TAX-EXEMPT.

PAYABLE DATE                                            PER SHARE
Dec. 22, 2004                                            $0.01191
Jan. 27, 2005                                             0.01067
Feb. 24, 2005                                             0.00840
March 30, 2005                                            0.01023
April 28, 2005                                            0.00844
May 26, 2005                                              0.00824
June 29, 2005                                             0.00995
July 28, 2005                                             0.00841
Aug. 29, 2005                                             0.00926
Sept. 29, 2005                                            0.00907
Oct. 27, 2005                                             0.00849
Nov. 29, 2005                                             0.01016
TOTAL                                                    $0.11323

CAPITAL GAIN DISTRIBUTION - TAXABLE AS LONG-TERM CAPITAL GAIN.

PAYABLE DATE                                            PER SHARE
Dec. 22, 2004                                            $0.02682
TOTAL DISTRIBUTIONS                                      $0.14005

--------------------------------------------------------------------------------
42 -- RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT

CLASS Y

INCOME DISTRIBUTIONS 97.22% ARE TAX-EXEMPT.

PAYABLE DATE                                            PER SHARE
Dec. 22, 2004                                            $0.01458
Jan. 27, 2005                                             0.01408
Feb. 24, 2005                                             0.01110
March 30, 2005                                            0.01334
April 28, 2005                                            0.01114
May 26, 2005                                              0.01091
June 29, 2005                                             0.01323
July 28, 2005                                             0.01124
Aug. 29, 2005                                             0.01227
Sept. 29, 2005                                            0.01206
Oct. 27, 2005                                             0.01110
Nov. 29, 2005                                             0.01319
TOTAL                                                    $0.14824

CAPITAL GAIN DISTRIBUTION - TAXABLE AS LONG-TERM CAPITAL GAIN.

PAYABLE DATE                                            PER SHARE
Dec. 22, 2004                                            $0.02682
TOTAL DISTRIBUTIONS                                      $0.17506

SOURCE OF DISTRIBUTIONS

For dividends paid by the Fund to be tax-exempt the Fund must have at least 50% of its assets in tax-exempt obligations at the end of each fiscal quarter.

FEDERAL TAXATION

Tax-exempt distributions are exempt from federal income taxes and should not be included in shareholders' gross income. The income from this Fund is subject to the alternative minimum tax (AMT). The AMT percentage for 2005 was 0.00%.

OTHER TAXATION

Tax-exempt distributions may be subject to state and local taxes. Each shareholder should consult a tax advisor about reporting this income for state and local tax purposes.

--------------------------------------------------------------------------------
                    RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT -- 43

SOURCE OF INCOME BY STATE

Percentages of income from municipal securities earned by the Fund from various states during the fiscal year ended Nov. 30, 2005 are listed below.

Alaska                               0.403%
Alabama                              0.771
Arkansas                             0.393
Arizona                              1.242
California                          16.723
Colorado                             2.057
Connecticut                          0.779
Florida                              2.345
Georgia                              0.582
Iowa                                 0.011
Idaho                                0.125
Illinois                             7.598
Indiana                              0.936
Kentucky                             0.228
Louisiana                            3.420
Maine                                0.005
Maryland                             0.460
Massachusetts                        2.955
Michigan                             4.520
Minnesota                            2.024
Mississippi                          0.058%
Missouri                             0.802
Montana                              0.170
Nebraska                             0.226
Nevada                               3.270
New Jersey                           6.346
New York                            13.452
North Carolina                       3.292
Ohio                                 1.657
Oklahoma                             0.064
Oregon                               1.250
Pennsylvania                         1.803
Puerto Rico                          1.881
South Carolina                       1.839
Tennessee                            0.746
Texas                                8.452
Utah                                 0.038
Virginia                             0.964
Washington                           5.569
Wisconsin                            0.400
Wyoming                              0.144

--------------------------------------------------------------------------------
44 -- RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2005.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                    RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT -- 45

                                             BEGINNING         ENDING       EXPENSES
                                            ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING    ANNUALIZED
                                            JUNE 1, 2005   NOV. 30, 2005  THE PERIOD(a)  EXPENSE RATIO
Class A
  Actual(b)                                     $1,000       $  999.60       $4.11(c)        .82%
  Hypothetical (5% return before expenses)      $1,000       $1,020.96       $4.15(c)        .82%
Class B
  Actual(b)                                     $1,000       $  995.80       $7.92(c)       1.58%
  Hypothetical (5% return before expenses)      $1,000       $1,017.14       $8.00(c)       1.58%
Class C
  Actual(b)                                     $1,000       $  995.90       $7.95(c)       1.59%
  Hypothetical (5% return before expenses)      $1,000       $1,017.11       $8.03(c)       1.59%
Class Y
  Actual(b)                                     $1,000       $1,000.30       $3.61(c)        .72%
  Hypothetical (5% return before expenses)      $1,000       $1,021.46       $3.65(c)        .72%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Nov. 30, 2005: -0.04% for Class A, -0.42% for Class B, -0.41% for Class C and +0.03% for Class Y.
(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Nov. 30, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses will not exceed 0.79% for Class A; 1.55% for Class B; 1.55% for Class C and 0.64% for Class Y. If the revised fee schedule under the Administrative Services Agreement and the cap/fee waiver agreement had been in place for the entire six-month period ended Nov. 30, 2005, the actual expenses paid would have been $3.96 for Class A, $7.75 for Class B, $7.76 for Class C and $3.21 for Class Y; the hypothetical expenses paid would have been $4.00 for Class A, $7.84 for Class B, $7.84 for Class C and $3.24 for Class Y.

--------------------------------------------------------------------------------
46 -- RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 4 Master Trust portfolios and 90 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                  POSITION HELD
ADDRESS,               WITH FUND AND       PRINCIPAL OCCUPATION                 OTHER
AGE                    LENGTH OF SERVICE   DURING PAST FIVE YEARS               DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------
Kathleen Blatz         Board member        Chief Justice,
901 S. Marquette Ave.  since 2006          Minnesota Supreme Court,
Minneapolis, MN 55402                      1998-2005
Age 51

Arne H. Carlson        Board member        Chair, Board Services Corporation
901 S. Marquette Ave.  since 1999          (provides administrative services
Minneapolis, MN 55402                      to boards); former Governor of
Age 71                                     Minnesota

Patricia M. Flynn      Board member        Trustee Professor of Economics and
901 S. Marquette Ave.  since 2004          Management, Bentley College;
Minneapolis, MN 55402                      former Dean, McCallum Graduate
Age 55                                     School of Business, Bentley
                                           College

Anne P. Jones          Board member        Attorney and Consultant
901 S. Marquette Ave.  since 1985
Minneapolis, MN 55402
Age 70

Jeffrey Laikind        Board member        Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.  since 2005          Asset Management                     Insurance
Minneapolis, MN 55402
Age 70

Stephen R. Lewis, Jr.  Board member        President Emeritus and Professor     Valmont Industries, Inc.
901 S. Marquette Ave.  since 2002          of Economics, Carleton College       (manufactures irrigation
Minneapolis, MN 55402                                                           systems)
Age 65

--------------------------------------------------------------------------------
                    RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT -- 47

NAME,                   POSITION HELD
ADDRESS,                WITH FUND AND       PRINCIPAL OCCUPATION                 OTHER
AGE                     LENGTH OF SERVICE   DURING PAST FIVE YEARS               DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------
Catherine James Paglia  Board member        Director, Enterprise Asset           Strategic Distribution,
901 S. Marquette Ave.   since 2004          Management, Inc. (private real       Inc. (transportation,
Minneapolis, MN 55402                       estate and asset management          distribution and
Age 53                                      company)                             logistics consultants)

Alan K. Simpson         Board member        Former three-term United States
1201 Sunshine Ave.      since 1997          Senator for Wyoming
Cody, WY 82414
Age 74

Alison Taunton-Rigby    Board member        Chief Executive Officer,             Hybridon, Inc.
901 S. Marquette Ave.   since 2002          RiboNovix, Inc. since 2003           (biotechnology);
Minneapolis, MN 55402                       (biotechnology); former President,   American Healthways,
Age 61                                      Forester Biotech                     Inc. (health management
                                                                                 programs)

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                   POSITION HELD
ADDRESS,                WITH FUND AND       PRINCIPAL OCCUPATION                 OTHER
AGE                     LENGTH OF SERVICE   DURING PAST FIVE YEARS               DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------
William F. Truscott     Board member        President - U.S. Asset Management
53600 Ameriprise        since 2001,         and Chief Investment Officer,
Financial Center        Vice President      Ameriprise Financial, Inc. and
Minneapolis, MN 55474   since 2002          President, Chairman of the Board
Age 45                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; Senior Vice President -
                                            Chief Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment
                                            Officer, RiverSource
                                            Investments, LLC, 2001-2005;
                                            former Chief Investment Officer
                                            and Managing Director, Zurich
                                            Scudder Investments

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

--------------------------------------------------------------------------------
48 -- RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND      PRINCIPAL OCCUPATION                    OTHER
AGE                        LENGTH OF SERVICE  DURING PAST FIVE YEARS                  DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox             Treasurer          Vice President - Investment
105 Ameriprise Financial   since 2002         Accounting, Ameriprise Financial,
Center                                        Inc., since 2002; Vice President -
Minneapolis, MN 55474                         Finance, American Express Company,
Age 50                                        2000-2002; Vice President - Corporate
                                              Controller, Ameriprise
                                              Financial, Inc., 1996-2000

Paula R. Meyer             President          Senior Vice President - Mutual
596 Ameriprise Financial   since 2002         Funds, Ameriprise
Center                                        Financial, Inc.,
Minneapolis, MN 55474                         since 2002 and Senior Vice
Age 51                                        President, RiverSource
                                              Investments, LLC since 2004; Vice
                                              President and Managing Director -
                                              American Express Funds,
                                              Ameriprise Financial, Inc.,
                                              2000-2002; Vice President,
                                              Ameriprise Financial, Inc.,
                                              1998-2000

Leslie L. Ogg              Vice President,    President of Board Services
901 S. Marquette Ave.      General Counsel,   Corporation
Minneapolis, MN 55402      and Secretary
Age 67                     since 1978

Beth E. Weimer             Chief Compliance   Vice President and Chief
172 Ameriprise Financial   Officer since      Compliance Officer, Ameriprise
Center                     2004               Financial, Inc., since 2001 and
Minneapolis, MN 55474                         Chief Compliance Officer,
Age 52                                        RiverSource Investments, LLC
                                              since 2005; Vice President and
                                              Chief Compliance Officer - Asset
                                              Management and Insurance,
                                              Ameriprise Financial Services, Inc.,
                                              since 2001; Partner, Arthur Andersen
                                              Regulatory Risk Services, 1998-2001

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
                    RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT -- 49

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds,

--------------------------------------------------------------------------------
50 -- RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). A meeting of the Fund's shareholders is expected to be held on Feb. 15, 2006 to consider approval of the New IMS Agreement. If approved, the New IMS Agreement would take effect shortly after the shareholder meeting. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY POST-SPIN AMERIPRISE FINANCIAL (AND ITS SUBSIDIARIES)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

--------------------------------------------------------------------------------
                    RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT -- 51

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

INVESTMENT PERFORMANCE

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance in 2004, although below median, was consistent with the management style of the Fund in light of market conditions in 2004.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

COST OF SERVICES PROVIDED

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients. The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees and that advisory fees under the New IMS Agreement would decrease. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

--------------------------------------------------------------------------------
52 -- RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT

ECONOMIES OF SCALE

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

OTHER CONSIDERATIONS

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

--------------------------------------------------------------------------------
                    RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT -- 53

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/funds; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/funds; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
54 -- RIVERSOURCE TAX-EXEMPT BOND FUND -- 2005 ANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]


RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

S-6310 AC (1/06)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended Nov. 30, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP Tax-Exempt Series, Inc. were as follows:

                  2005 - $58,000;                       2004 - $56,420

(b) Audit - Related Fees. The fees paid for the years ended Nov. 30, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for AXP Tax-Exempt Series, Inc. were as follows:

                  2005 - $194;                          2004 - $199

(c) Tax Fees. The fees paid for the years ended Nov. 30, to KPMG LLP for tax compliance related services for AXP Tax-Exempt Series, Inc. were as follows:

                  2005 - $5,324;                        2004 - $4,990

(d) All Other Fees. The fees paid for the years ended Nov. 30, to KPMG LLP for additional professional services rendered for AXP Tax-Exempt Series, Inc. were as follows:

                  2005 - $163;                          2004 - None


(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2005 and 2004 were pre-approved by the audit committee.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended Nov. 30, by the registrant for non-audit services to KPMG LLP were as follows:

                  2005 - $92,487;                       2004 - $131,890

         The fees paid for the years ended Nov. 30, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                  2005 - $87,000;                       2004 - $126,900

(h) 100% of the services performed for item (g) above during 2005 and 2004 were pre-approved by the audit committee.

*2004 represents bills paid 12/1/03 - 11/30/04
 2005 represents bills paid 12/1/04 - 11/30/05

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Tax-Exempt Series, Inc.



By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          January 31, 2006



     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          January 31, 2006



By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          January 31, 2006